                      ANNUAL REPORT  |  December 31, 2000


                                      The Strong

                               Growth and Income

                                           Funds


                                 [PHOTO HERE]



        Strong American Utilities Fund

        Strong Balanced Fund

        Strong Limited Resources Fund

        Strong Schafer Balanced Fund

        Strong Blue Chip 100 Fund

        Strong Growth and Income Fund

                                                              [LOGO HERE] STRONG

                      ANNUAL REPORT  |  December 31, 2000


                                  The Strong

                        G r o w t h  a n d  I n c o m e

                                     Funds


                               Table of Contents

Investment Reviews

   Strong American Utilities Fund.........................................    2

   Strong Balanced Fund...................................................    4

   Strong Limited Resources Fund..........................................    6

   Strong Schafer Balanced Fund...........................................    8

   Strong Blue Chip 100 Fund..............................................   10

   Strong Growth and Income Fund..........................................   12


Financial Information

   Schedules of Investments in Securities

       Strong American Utilities Fund.....................................   14

       Strong Balanced Fund...............................................   14

       Strong Limited Resources Fund......................................   18

       Strong Schafer Balanced Fund.......................................   19

       Strong Blue Chip 100 Fund..........................................   19

       Strong Growth and Income Fund......................................   21

   Statements of Assets and Liabilities...................................   24

   Statements of Operations...............................................   27

   Statements of Changes in Net Assets....................................   31

   Notes to Financial Statements..........................................   33


Financial Highlights......................................................   41


Report of Independent Accountants.........................................   46

A Few Words From Dick Strong

[PHOTO]

Respect The Fed

The first year of the new millennium was one most investors are not likely to forget. Having grown accustomed to one of the most awesome bull markets in history, and after hearing expert after expert declare that things have fundamentally changed and the old rules of security analysis no longer apply, reality returned with a vengeance in 2000. Investors were rudely reminded how hard it is to make money and to hold onto an investment portfolio. Who could have foreseen the high-flying Nasdaq dropping over 38% for the year?

Many people believe that the Federal Reserve Boards efforts in raising interest rates in order to slow the growth of the economy was the major force behind last years market correction. At present there is a debate raging over whether, and if so, when, the economy will respond to the Feds aggressive 1/2% rate cut on January 3 and the pursuant cut of 1/2% on January 31. Optimists argue that Mr. Greenspan and his colleagues are prepared to do whatever it takes to reinvigorate the economy. Meanwhile, pessimists argue just as persuasively that the system will sputter in spite of the Feds efforts to energize it.

At Strong, we believe the Federal Reserves abrupt and stunning interest-rate cuts in January were part of a message that came across loud and clear. Understanding the Feds intent, while not exactly like reading tea leaves, nonetheless requires a certain facility for reading between the lines. The Fed tends to speak indirectly and elliptically.

The Feds actions, especially the interest-rate cut on January 3, coming as it did without warning and in the middle of the market day, are truly significant. Likewise two cuts of 1/2% each, rather than the more traditional 1/4% move, further testifies to the seriousness of the central banks intent. Moreover, the text of the press releases that accompanied these reductions, in our opinion, clearly conveyed that more rate cuts are coming.

The Fed fully understands the entrepreneurial spirit of the American culture. We are a nation of people who make things happen. In our opinion, investors should believe the Fed will get our economy back on track. The stock market does not wait for everyone to have full confidence before it makes its move. Wise investors respect the Feds power, anticipate its intent, and get back in the market ahead of time. Otherwise, they just might miss the boat.

If past is prologue, investors should benefit during the next two to three years. The key is to learn from the markets last speculative binge when so many people seemed to treat investing like a game. Real investing is serious business. It requires a long-term goal, a balanced portfolio of stocks and bonds, plenty of patience, and a recognition that time and the mathematical miracle of compounding are on your side.

Investing is not entertainment. It is a serious endeavor. Please treat it as such.

                                                                        /s/ Dick

Strong American Utilities Fund

The Fund's fiscal year-end changed to 12-31-00.

Your Fund's Approach

The Strong American Utilities Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in the stocks of U.S. public utility companies. These include companies that provide products and services related to electric power, communications, gas, and water. The stocks of public utility companies generally pay consistent and above-average dividends. The Fund also invests in energy stocks, and to a limited extent, the Fund may invest in foreign securities.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 7-1-93 to 12-31-00

                                    [GRAPH]

               The Strong American Utilities Fund           S&P 500 Index*           Lipper Utility Funds Index*
Jul 93                        $10,000                           $10,000                        $10,000
Dec 93                        $10,450                           $10,496                        $10,167
Jun 94                        $10,019                           $10,140                        $ 9,148
Dec 94                        $10,177                           $10,634                        $ 9,223
Jun 95                        $11,556                           $12,784                        $10,265
Dec 95                        $13,939                           $14,631                        $11,723
Jun 96                        $14,407                           $16,108                        $12,102
Dec 96                        $15,106                           $17,990                        $12,817
Jun 97                        $16,508                           $21,697                        $13,819
Dec 97                        $19,269                           $23,992                        $16,112
Jun 98                        $20,276                           $28,242                        $17,437
Dec 98                        $23,190                           $30,849                        $19,077
Jun 99                        $24,546                           $34,669                        $20,369
Dec 99                        $23,325                           $37,341                        $21,849
Jun 00                        $24,549                           $37,182                        $22,208
Dec 00                        $29,699                           $33,941                        $23,723

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Fund consistently compounded value by producing a positive total return in each calendar quarter, and it outperformed the broad market (as measured by the S&P 500*) in each quarter, as well. The Funds outperformance relative to the index was greatest in the third and fourth quarters, when declines among large-capitalization technology stocks drove the S&P 500 to post negative returns. Significant appreciation in the stock prices of electric and gas utilities helped the Fund to achieve double-digit gains in the third quarter. Overall, the Fund demonstrated the benefits of owning selected utilities during periods of market turbulence.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The year began with back-to-back interest-rate increases by the Federal Reserve in February and March. As the year progressed, the effects of higher interest rates, a strong dollar, and record-high oil and gas prices worked their way through the economy, slowing earnings growth for many large, multinational consumer and technology companies. Given high valuations for technology companies and a growing number of earnings disappointments accompanied by sharp stock-price declines, investors increasingly appreciated the defensive qualities of companies in the Funds portfolio.

     Since the middle of the second quarter, the interest-rate climate has been consistently favorable for utilities. The profitability of the Funds electric and gas utilities was supported by short electric supply in the deregulated California market and by strong demand for natural gas throughout the country. Energy companies benefited from high prices for crude oil, which reached higher than $36 per barrel prior to the decision by the Organization of Petroleum Exporting Countries (OPEC) to increase production in an effort to keep world oil prices in a sustainable range.

     Government regulation adversely affected the telecom sector. In one important action, the government turned down the WorldCom/Sprint merger, precipitating a collapse in those companies' stock prices and creating further negative sentiment toward the sector as a whole.

     Overall, the year was characterized by a number of dramatic one-day sell-offs and rallies. While the stock market was turning in its worst performance in nearly 20 years, the Fund achieved its goal of producing good investment results over market cycles.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Over the year, we reduced the Fund's investment in telephone stocks from 23% of assets down to 9.5%. After several years of good performance, returns among the regional service companies were poor, and the stock prices of the long-distance carriers collapsed. Among the factors hurting this sector was intensifying competition, coming at the same time that telecom companies needed to make significant additional investments in cellular and enhanced services.

     We increased the Fund's commitment to electric utilities. Electrics contributed double-digit returns to the Fund's portfolio in the third quarter, and with the exception of the first quarter, produced positive total returns in each quarter. In addition, gas utilities represented 21% of assets at year-end.

     The Fund also benefited from the proposed acquisition of Coastal Corp by El Paso, and the acquisition of Illinova, an electric utility, by Dynegy. Early recognition and inclusion of these companies in the portfolio contributed meaningfully to the Fund's performance.

     Large, integrated, and financially strong companies remain the focus of our energy investment strategy. They benefit from higher oil prices, while also continuing to make large global investments in refining, marketing, and chemicals. Further, they are engaged in ongoing restructuring programs that we believe will benefit earnings by reducing costs and increasing efficiency.

Q:   What is your future outlook?

A: Our view is that utilities continue to be undervalued relative to other sectors of the market, and relative to their increasingly visible and attractive fundamental prospects. In addition, they could benefit from potential regulatory and technological changes. For these reasons, we believe utilities have the potential for meaningful increases in their stock prices.

     Telephone holdings appear capable of good earnings growth for the foreseeable future. Energy companies have the potential to sustain higher levels of profitability, in view of improving prices for oil and gas. The companies we hold in the Fund are committed to improving their rate of return by selling underperforming and non-strategic assets, by investing in very large projects that offer superior return potential, and by buying back stock.

     Thank you for your continued confidence in the Strong American Utilities Fund.

     William H. Reaves
     Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                             1-year       27.32%

                             3-year       15.51%

                             5-year       16.33%

                    Since Inception       15.62%
                            (7-1-93)

     Equity funds are volatile investments and should only be considered for long-term goals.

                               YIELD SUMMARY/1/
                               ----------------

                                As of 12-29-00

                                    30-day
                    annualized yield       2.08%

--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 12-29-00.

     The Fund is a non-diversified sector fund that concentrates its assets in the utility industry and takes large positions in individual stocks. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Utility Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Balanced Fund

The Fund's fiscal year-end changed to 12-31-00.

Your Fund's Approach

The Strong Balanced Fund seeks high total return consistent with reasonable risk over the long term. The Fund invests in a combination of stocks, bonds, and cash. Under normal conditions, about 60% of assets will be invested in stocks, 35% in bonds (all of which may be high-yield or junk bonds), and 5% in cash. The Funds bond portfolio consists primarily of intermediate-term corporate bonds of higher-, medium-, and lower-quality. The managers focus primarily on high-yield bonds with positive or improving credit fundamentals. The Funds managers attempt to strike a balance between an investments growth and income prospects, and its potential risks. To a limited extent, the Fund may also invest in foreign securities.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-30-81 TO 12-31-00

                                    [GRAPH]

                    The Strong Balanced Fund      S&P 500 Index       Lipper Flexible Portfolio Funds Average*
Dec 81                        $ 10,000               $ 10,000                          $ 10,000
Dec 82                        $ 13,320               $ 12,154                          $ 13,089
Dec 83                        $ 19,344               $ 14,895                          $ 15,432
Dec 84                        $ 21,233               $ 15,830                          $ 15,999
Dec 85                        $ 25,345               $ 20,852                          $ 20,124
Dec 86                        $ 29,818               $ 24,745                          $ 22,987
Dec 87                        $ 29,733               $ 26,044                          $ 24,438
Dec 88                        $ 32,466               $ 30,369                          $ 26,813
Dec 89                        $ 36,103               $ 39,992                          $ 31,571
Dec 90                        $ 37,107               $ 38,751                          $ 31,309
Dec 91                        $ 44,393               $ 50,557                          $ 39,427
Dec 92                        $ 45,823               $ 54,408                          $ 42,835
Dec 93                        $ 52,468               $ 59,892                          $ 47,544
Dec 94                        $ 51,678               $ 60,683                          $ 46,709
Dec 95                        $ 63,028               $ 83,487                          $ 58,530
Dec 96                        $ 69,616               $102,655                          $ 66,518
Dec 97                        $ 81,218               $136,905                          $ 78,902
Dec 98                        $ 98,557               $176,028                          $ 90,427
Dec 99                        $113,836               $213,073                          $101,604
Dec 00                        $106,599               $193,672                          $102,000

     This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (S&P 500) and the Lipper Flexible Portfolio Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The markets were volatile during the year; however, the Fund outperformed its benchmark, the S&P 500 Index,* which was -9.11% for the year. And while the Fund was not immune to this volatility, its balanced approach between stocks and bonds helped to mute its impact on the portfolio. Through mid-March, the year was marked by a continuation of technologys steep rise. This technology bubble burst as the year progressed, leading investors to turn to other sectors that are well represented in the portfolio, such as financials, health care, and consumer staples.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Although the Feds interest-rate hikes ended in late spring, their impact filtered through the economy for months after. The rate of growth of corporate profitability slowed, taking a toll -- at times a severe one --on stock prices. A second factor cutting into corporate earnings was increasing oil prices. Overall, the slowing of corporate profit growth was the single largest factor in the stock markets this year, though the markets broadening into once-overlooked sectors, such as financials and consumer staples, helped to boost the Funds performance.

     The Federal Reserves activity in the first half of the year, of course, also had an impact on the bond markets, tending to drive short-term interest rates upward. At the long end of the market, continued federal budget surpluses spurred government buybacks of long-term Treasuries. This activity heightened demand for these securities, exacerbated by periodic flights to quality in the marketplace. Rising prices for long-term Treasuries benefited the performance of the Funds bond investments. As the markets began to anticipate the Feds shifting its attention away from inflation-fighting and toward bolstering the slowing economy, short-term rates began to fall as many expected the Fed to cut rates in the near future.

Q:   What investment strategies and techniques impacted your Funds performance?

A: On the stock side, we broadened the Funds exposure to companies that had the benefit of relatively low stock prices, sustainable earnings growth, and rising returns. We moved the Funds technology exposure away from semiconductors, where growth was peaking, and toward the still-thriving data networking and storage areas.

     In the fixed-income (bond) portion of the portfolio, we positioned the portfolio with a barbell strategy early in 2000. This involved selling intermediate-term Treasuries and replacing them with longer-term Treasuries and cash instruments. This allowed the Funds exposure to the risks associated with interest-rate hikes to remain about the same, while also allowing it to invest in long-maturity Treasury bonds. These securities were appreciating in price thanks to the demand sparked by the Federal governments Treasury buybacks. In addition, cash provided relatively high yields while also reducing the overall risk of the portfolio. We took profits on some of our holdings in the third quarter.

Q:   What is your future outlook?

A: Our outlook remains cautiously optimistic. Many of the stock markets excesses, particularly in technology, have been wrung out of the market. In adjusting to a slower-growth economy, investors have put more money in sectors that just a few months earlier were considered hopelessly out of fashion. This broadening out of the market is an important step in sustaining its long-term health.

     As the rate of economic growth has slowed, the Feds willingness to suspend its inflation-fighting rate hikes provides a positive sign for both the stock and bond markets. In time, the Fed may adopt a neutral stance toward interest rates, and we could possibly see interest-rate cuts in the near future. Although the Fed has taken a break from raising rates, it has been clear in stating that it views inflation, not recession, as the greater threat to U.S. economic health.

     We thank you for investing in the Strong Balanced Fund.

     Rimas M. Milaitis
     Portfolio Co-Manager

     Jeffrey A. Koch
     Portfolio Co-Manager

     Bradley C. Tank
     Portfolio Co-Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                          1-year           -6.36%

                          3-year            9.49%

                          5-year           11.08%

                         10-year           11.13%

                 Since Inception           13.26%
                       (12-30-81)

     The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Please consider this before investing.

     Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Flexible Portfolio Funds Average represents funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

Strong Limited Resources Fund

Effective 3-01-01, the Fund's name is changing to the Strong Energy Fund. The Fund's fiscal year-end changed to 12-31-00.


Your Funds Approach

The Strong Limited Resources Fund seeks total return by investing for capital growth and income. The Fund invests primarily in the stocks of companies involved in the exploration, development, production, or distribution of energy and other natural resources. It focuses on large- and medium-capitalization companies that pay current dividends and whose earnings are expected to improve. To a limited extent, the Fund may invest in foreign securities.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 9-30-97 to 12-31-00

                The Strong Limited Resources       S&P 500 Index         Lipper Natural Resources
                             Fund                                              Funds Index*
Sep 97                     $10,000                    $10,000                     $10,000
Dec 97                     $ 9,306                    $10,287                     $ 9,265
Mar 98                     $ 9,516                    $11,722                     $ 9,615
Jun 98                     $ 8,625                    $12,109                     $ 8,989
Sep 98                     $ 7,474                    $10,904                     $ 7,532
Dec 98                     $ 7,274                    $13,226                     $ 7,123
Mar 99                     $ 7,635                    $13,885                     $ 7,776
Jun 99                     $ 8,987                    $14,864                     $ 9,234
Sep 99                     $ 8,877                    $13,936                     $ 9,327
Dec 99                     $ 8,697                    $16,010                     $ 9,510
Mar 00                     $10,009                    $16,377                     $10,633
Jun 00                     $10,380                    $15,942                     $11,040
Sep 00                     $11,502                    $15,788                     $11,831
Dec 00                     $12,505                    $14,553                     $12,290

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P" 500) and the Lipper Natural Resources Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: The Strong Limited Resources Fund posted an excellent return for the year ended December 31, 2000, far outpacing the overall stock market.

     The Funds strong performance was based upon the improving fundamentals for energy. The gain in the energy area more than compensated for the declines in other natural-resource stocks. Energy stocks had a strong year, except for a dip when oil-price increases moderated and investor sentiment shifted to other stock groups.

     Within the stock market, various groups took turns becoming investor favorites. Technology was extraordinarily strong until March, then declined rapidly while pharmaceuticals, other consumer nondurables, and financial stocks excelled. In the final analysis, the overall market declined moderately.

Q: What market conditions, market events, and other factors impacted your Funds performance?

A: Energy stocks performed very well, reflecting higher worldwide demand for oil and increasingly tight supply despite continuous production increases by OPEC. Strong natural- gas prices were similarly a result of higher demand, but also were supported by restricted supplies of this energy source.

     As a result of the excellent relative and absolute earnings experienced by energy companies, investor dollars began to flow into this sector, further driving up the prices of many of these stocks. Other sectors of the market were hurt by higher interest rates, disappointing earnings, the first signs of a significant slowdown in the economy, and the return to rationality in technology stocks.

Q:   What investment strategies and techniques impacted your Funds performance?

A: Early in the year, it became apparent that non-energy resource stocks would be hurt by higher interest rates and higher fuel costs. We therefore used new cash flows into the Fund to increase our weighting in energy to more than 80% of Fund assets, compared with less than 70% at the beginning of the year. Within this broad sector, we raised our weighting in oil service stocks to 25% from 17%, buying drilling stocks such as Transocean Sedco, and equipment suppliers, including Grant Prideco and National Oilwell. The oil-service sector is now the most heavily weighted group in the Fund, as we anticipate that over the next few years it will be the prime beneficiary of the search for new oil and natural-gas reserves.

     We increased our weighting in the exploration and production group in order to participate in the extraordinary strength of the natural-gas markets. We also added two electric utilities, CMS Energy and Duke Energy, which are prime examples of the growing convergence between natural gas and electricity. In the large oils, we added to our ExxonMobil and Royal Dutch positions, as it appeared to us that the larger integrated oil companies were trading at price levels that, in terms of their relationship to the broader market, were far below historical levels.

     We sold positions in forest products, chemicals, steel, and copper. We believe their futures have been hurt by higher energy costs and a slowing economy.

Q:   What is your future outlook?

A: We continue to believe that the overall market will remain volatile, reflecting high short-term interest rates, a slowing economy, and reduced earnings expectations. Different sectors will take turns as market leaders, until the market has fully discounted an economic slowdown. Energy will remain the dominant force in our portfolio.

Q: Do you believe that recent strong performance in energy stocks is long-lasting?

A: As a portfolio manager who has been in the energy investment arena for more than 30 years, I have previously experienced periods when energy stocks held center stage in the stock market only briefly. In contrast, I am now convinced that we are currently in an energy shortage environment one that is comparable with the period in the 1970s when energy stocks represented the largest, and best-performing, component of the market. Oil and natural gas are in very tight supply in the world. This situation has resulted from 20 years of underinvestment in new producing fields, pipelines, tankers, electric generating facilities, and so forth. It will require many years of new investment to correct this. As capital flows to this area, we believe energy companies will create real value relative to the rest of the stock market. We anticipate an exciting and potentially rewarding future for investors in energy stocks. We thank you for your confidence, and for your investment in the Fund.

     Mark A. Baskir
     Portfolio Manager

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                            1-year         43.78%

                            3-year         10.35%

                   Since Inception          7.12%
                          (9-30-97)

     Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

The Limited Resources Fund concentrates its assets in the energy and natural resources industries.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Natural Resources Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper index is Lipper Inc.

Strong Schafer Balanced Fund

Effective 3-12-01, I. Charles Rinaldi will become the Fund's portfolio manager and the Fund's name will change to the Strong Balanced Stock Fund. The Fund's fiscal year-end changed to 12-31-00.

Your Fund's Approach

The Strong Schafer Balanced Fund seeks total return by investing for both income and capital growth. Under normal market conditions, the Fund invests about 60% of its assets in equity securities of medium- and large-capitalization companies. The portfolio manager generally seeks stocks of companies that have above-average projected earnings growth whose stock has a lower price-to-earnings ratio than that of the S&P 500 Index. The manager believes these value-oriented stocks have the potential to increase in price. The Fund invests roughly similar amounts of its assets in each stock in the portfolio. The remaining assets of the Fund are invested in short- and intermediate-term, higher- and medium-quality bonds. Bonds are purchased to generate income and to help offset the volatility that stock investments usually experience.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-97 to 12-31-00

                                    [GRAPH]

           The Strong Schafer Balanced Fund          S&P 500 Index*      Lipper Balanced Funds Index*
Dec 97                $10,000                           $10,000                 $10,000
Mar 98                $10,430                           $11,394                 $10,791
Jun 98                $10,430                           $11,771                 $10,955
Sep 98                $ 9,233                           $10,600                 $10,321
Dec 98                $10,321                           $12,857                 $11,508
Mar 99                $11,012                           $13,498                 $11,693
Jun 99                $11,828                           $14,449                 $12,218
Sep 99                $10,623                           $13,547                 $11,712
Dec 99                $10,845                           $15,563                 $12,541
Mar 00                $11,156                           $15,920                 $12,915
Jun 00                $10,824                           $15,497                 $12,759
Sep 00                $11,534                           $15,347                 $13,013
Dec 00                $11,832                           $14,146                 $12,841

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Balanced Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: After starting the year on a negative note both in absolute terms and relative to the Fund's equity benchmark, the Fund's performance benefited from the broadening of the U.S. stock market that began in early March and carried on throughout much of the remainder of the year. This broadening of the market, along with the positive contribution of the Funds 40% fixed-income component, allowed the Fund to post a positive return for the year and beat the S&P 500 Index,* which was -9.11% for the period.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: For investors, the year 2000 began with more of the same. January, February, and early March proved to be another banner period for Internet, technology, and large-capitalization growth stocks. These months were particularly disappointing for value investors, as these out-of-favor stocks generally registered declines early in the year following underperformance in both 1998 and 1999.

     The situation changed dramatically, however. The Nasdaq, after gaining nearly 25% by March 10, reached a peak. The overall stock market then began to broaden out, with investors moving out of technology due to concerns about the impact of higher interest rates and a potentially slowing economy on corporate earnings.

     Investors grew wary of highly valued tech stocks, and moved assets into other, reasonably priced sectors.

     This situation largely persisted for the rest of the year 2000, accelerating in the final two months, with value stocks generally posting superior results to growth stocks. By year-end, the Nasdaq had posted its largest single-year decline ever, the Dow Jones Industrial Average(SM) and the S&P 500 had both registered negative results for the year, and the Fund enjoyed positive returns.

Q:   What investment strategies and techniques impacted your Funds performance?

A: Perhaps the single greatest impact on our portfolio came from increasing our weighting in health-care stocks in late 1999 and early 2000. These stocks had suffered sharp declines in the second half of 1999, making their valuations very attractive. Omnicare, Schering Plough, American Home Products, Bristol Meyers, and ICN Pharmaceuticals all posted gains of more than 20% for the year. Financial stocks Chubb, Federal Home Loan Bank, Mellon Financial, Wells Fargo, and Franklin Resources all contributed positively to the years performance. Telecommunications companies ECI Telecom and Montana Power were the worst performers of the year, as both declined by nearly 50%.

Q:   What is your future outlook?

A: Value-style investing has been out of favor since late 1997. In the past, such extended periods of underperformance have been followed by a period of recovery and return to favor lasting several years. We see no reason why this should not be the case this cycle. Thank you for your investment in the Strong Schafer Balanced Fund.

     David K. Schafer
     Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                         1-year               9.10%

                         3-year               5.77%

                Since Inception               5.77%
                     (12-31-97)

The Fund's since inception return was significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved. Please consider this before investing.

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poors Micropal. Source of the Lipper Index data is Lipper Inc.

Strong Blue Chip 100 Fund

The Fund,s fiscal year-end changed to 12-31-00.

Your Fund's Approach

The Strong Blue Chip 100 Fund seeks total return by investing for capital growth and income. The Fund invests in the common stocks of the 100 largest market-capitalization companies primarily traded in the U.S. as determined by the Funds manager. These blue chip stocks tend to pay higher dividends than medium- and small-capitalization stocks. Half of the Funds assets are invested in these stocks in proportion to size. The other half of the Fund's assets are selectively invested in 20 to 30 of those same 100 companies. The portfolio manager focuses on those companies that she believes offer greater return potential. To a limited extent, the Fund may also invest in dollar-denominated foreign securities.



                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 6-30-97 to 12-31-00

                                    [GRAPH]

               The Strong Blue Chip 100 Fund      S&P 500 Index*      Lipper Large-Cap Growth Funds Index*
Jun 97                   $10,000                    $10,000                         $10,000
Sep 97                   $10,750                    $10,749                         $10,930
Dec 97                   $10,871                    $11,057                         $10,932
Mar 98                   $12,405                    $12,600                         $12,532
Jun 98                   $13,232                    $13,016                         $13,171
Sep 98                   $12,256                    $11,721                         $11,816
Dec 98                   $15,646                    $14,217                         $14,919
Mar 99                   $17,341                    $14,926                         $16,102
Jun 99                   $17,634                    $15,978                         $16,707
Sep 99                   $16,988                    $14,980                         $16,022
Dec 99                   $21,730                    $17,209                         $20,114
Mar 00                   $23,757                    $17,604                         $21,748
Jun 00                   $22,799                    $17,136                         $20,161
Sep 00                   $22,426                    $16,970                         $19,824
Dec 00                   $17,695                    $15,643                         $16,156

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index (S&P 500) and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: The Fund fell short of the performance of the S&P 500 Index,* which was -9.11% for the year 2000. Investments in the technology sector hurt the Fund's performance in 2000. The significant gains these stocks generated early in the year were not sufficient to offset declines during the turbulent market in the second half of the year.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the first half of 2000, a tug- of-war ensued between an economy on the verge of overheating and the Federal Reserve, policy to raise interest rates in an effort to forestall inflation. The Federal Reserve declared victory at its December 2000 meeting, when it moved from its long-held, inflation-fighting bias toward an easing stance. The cost of that victory remains in question, however, as rising interest rates, increased energy prices, and a weak euro have slowed corporate earnings.

     The market's concern about the prospects for companies' future earnings, coupled with the turmoil of the Presidential election, resulted in a final capitulation during November and December. From the March 10, 2000 peak to its trough, the S&P 500 average declined about 17%, and the Nasdaq Composite declined more than 50%. During this same time, interest rates have declined by a full percentage point. Falling equity prices and interest rates have combined to generate stock-market valuations much more in line with historical norms, setting the stage for long-term stock market gains to mirror the future growth in corporate earnings.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: The Fund's predetermined universe of stocks -- the 100 largest companies traded in the U.S -- virtually dictates that all of the Funds holdings are companies that are leaders in their respective industries. Among these stocks, we seek out those firms with the fundamental qualities and growth opportunities sufficient to support the higher valuation levels typically accorded market leaders. Among those qualities that we focus on are revenue growth, improving profitability, and incrementally higher rates of return on capital. In other words, we are looking for companies that are selling more of their goods and services, making more money off those sales, and employing their capital more efficiently.

     Over recent months, technology stock prices have come under pressure. While investments in this sector have hurt performance, the Fund continues to have investments in these industries because attractive long-term growth opportunities remain available among market-leading firms. In fact, several of the Fund's specific technology-related holdings, such as Oracle, Texas Instruments, and Applied Materials, considerably enhanced the Fund's performance. We sold these positions earlier in the year. In order to adapt to the changing landscape of the economy, we have reinvested the proceeds into other technology companies. The emphasis is currently on selected enterprise software companies and data-storage providers, which offer good opportunity for earnings growth.

     Generally, the Fund's sector weightings have changed little over the course of the year. What have changed are some of the individual companies we hold within those sectors. The Fund continues to hold core positions in companies such as General Electric, Wal-Mart, and Citigroup.

Q:   What is your future outlook?

A: The decline in stock prices during the fourth quarter seems to have adequately discounted the negatives that occurred during 2000, and the major imbalances in both the economy and the stock market have largely been corrected. Economic growth has slowed to a more sustainable rate, easing pressures on inflation and interest rates. There is also a strong likelihood of lower energy prices. Consequently, we should be able to look forward to a more favorable market environment in 2001.

     Karen E. McGrath
     Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                INVESTOR CLASS
                                --------------

                          1-year                -18.57%

                          3-year                 17.63%

                 Since Inception                 17.71%
                        (6-30-97)

                               ADVISOR CLASS/1/
                               ----------------

                          1-year                -18.73%

                          3-year                 17.44%

                 Since Inception                 17.52%
                       (6-30-97)

Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------------------------------------------------------

From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Growth and Income Fund

The Fund's fiscal year-end changed to 12-31-00.

Your Fund's Approach

The Strong Growth and Income Fund seeks high total return by investing for capital growth and income. The Fund focuses primarily on the stocks of large-capitalization, dividend-paying U.S. companies that also offer potential for capital growth. To choose investments, the manager focuses on those companies that are improving their returns on invested capital utilizing fundamental analysis such as management interviews and financial statement analysis. To a limited extent, the Fund may also invest in foreign-based companies, primarily through American Depository Receipts (ADRs). The manager's investment philosophy is that the stocks of companies with strong relative earnings growth will perform well over time.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-29-95 to 12-31-00

                                    [GRAPH]

                    The Strong Growth and Income Fund            S&P 500 Index*           Lipper Large-Cap Core Funds Index*
Dec 95                       $10,000                                $10,000                           $10,000
Jun 96                       $11,556                                $11,009                           $10,895
Dec 96                       $13,191                                $12,295                           $11,984
Jun 97                       $15,469                                $14,829                           $14,113
Dec 97                       $17,199                                $16,398                           $15,486
Jun 98                       $20,447                                $19,302                           $18,279
Dec 98                       $22,866                                $21,084                           $19,657
Jun 99                       $25,841                                $23,695                           $21,644
Dec 99                       $30,236                                $25,521                           $23,461
Jun 00                       $30,395                                $25,413                           $23,904
Dec 00                       $27,137                                $23,198                           $21,732

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your Fund perform?

A: The Fund underperformed compared to its benchmark, the S&P 500 Index,* which was -9.11%; however, to say that the markets were quite volatile over the year borders on understatement. Technology stocks rose steeply through early March, only to see those gains slip away, stage a brief recovery, and then slide down into major losses. With the decline of the technology sector, we saw a number of other sectors, such as utilities, health care, and financials regain the interest of investors. Although the Fund was not immune to the year's volatility, our investment approach allowed us to avoid the negative aftereffects of technology's sharp decline.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: During the year, the market had to deal with many crosscurrents that produced an incredible amount of volatility in the marketplace. These issues included interest-rate hikes by the Federal Reserve early in the year, rising energy prices, slowing growth in corporate profitability, and the protracted Presidential election process.

     Although the Fed's interest-rate hikes ended in late spring, their impact filtered through the economy for months after, slowing the rate of growth in corporate profitability. Near the end of the year, the Fed shifted away from its bias toward inflation-fighting rate hikes, and adopted a stance in favor of easing rates to avoid recession. A second factor cutting into corporate earnings was the increase in oil prices. Overall, the slowing of corporate profit growth was the single largest factor in the markets this year.

     Investors' infatuation with technology stocks, especially Internet stocks, quickly subsided as the rate of economic growth slowed. Investors fled from technology investments and returned to the more traditional industries they had abandoned during the building of the technology bubble-and many of these industries were well-represented in the portfolio.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: During the year, the Fund broadened its exposure to sectors that offered low relative valuations as well as the ability to sustain earnings growth in an economic environment fostering slower growth. One of our first moves was to realign the Fund's technology exposure away from semiconductors, whose growth rates were peaking, and toward the networking and storage areas, which were showing no signs of earnings deceleration. Companies such as Cisco Systems, a leader in networking, and EMC Corporation, a leader in data storage, were overweighted.

     Away from technology, the utility sector attracted our attention because of these stocks' potential to benefit from deregulation within the electric-utility industry. Another area of note is the financial sector, where we built up our exposure in expectation of a slowing economy and an end to the Federal Reserve's interest-rate hikes (and the prospect of interest-rate cuts).

     Overall, our changes to the portfolio were based on identifying the changing environment, interpreting its impact, and adjusting the Fund's industry exposures with companies that we believe could maintain their high rates of growth and returns despite the challenges the market presents.

Q:   What is your future outlook?

A: Our outlook remains cautiously optimistic. Many of the markets excesses, particularly in technology, have been wrung out of the market. This period of adjustment to a slower-growth economy has forced investors to broaden their horizons to incorporate more of the market than just technology. That's a very positive step toward a healthier market going forward. We thank you sincerely for the privilege of helping you to pursue your long-term financial goals.

     Rimas M. Milaitis
     Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 12-31-00

                                INVESTOR CLASS
                                --------------

                           1-year            -10.25%

                           3-year             16.42%

                           5-year             22.10%

                  Since Inception             22.10%
                        (12-29-95)

                               ADVISOR CLASS /1/
                               -----------------

                           1-year            -10.46%

                           3-year             16.18%

                           5-year             21.86%

                  Since Inception             21.86%
                        (12-29-95)

                            INSTITUTIONAL CLASS /2/
                            -----------------------

                           1-year             -9.94%

                           3-year             16.55%

                           5-year             22.18%

                  Since Inception             22.18%
                        (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ The performance of the Advisor Class shares' prior to 2-29-00 is based on the Funds Investor Class shares performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares' prior to 2-29-00 is based on the Funds Investor Class shares performance. Please consult a prospectus for information about all share classes.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31, 2000
--------------------------------------------------------------------------------

                        STRONG AMERICAN UTILITIES FUND


                                                        Shares or
                                                        Principal     Value
                                                          Amount     (Note 2)
--------------------------------------------------------------------------------
Common Stocks 93.1%
Electric Utility 0.7%
Ameren Corporation                                        44,000   $  2,037,750

Electrical - Equipment 0.1%
Capstone Turbine Corporation (b)                           8,000        224,000

Energy - Other 1.2%
The AES Corporation (b)                                   63,500      3,516,312

Gas Utility 1.5%
El Paso Energy Corporation                                 8,500        608,812
MCN Energy Group, Inc.                                   132,900      3,679,669
National Fuel Gas Company                                  3,300        207,694
                                                                   ------------
                                                                      4,496,175
Oil & Gas - Canadian Integrated 2.4%
Imperial Oil, Ltd.                                       276,700      7,277,210

Oil & Gas - Field Services 0.7%
Halliburton Company                                        2,000         72,500
Schlumberger, Ltd.                                        25,300      2,022,419
                                                                   ------------
                                                                      2,094,919
Oil & Gas - International Integrated 14.9%
BP Amoco PLC Sponsored ADR                               259,332     12,415,520
Chevron Corporation                                       64,000      5,404,000
Conoco, Inc. Class A                                      93,500      2,676,438
Exxon Mobil Corporation                                   98,500      8,563,344
Royal Dutch Petroleum Company                            254,200     15,394,988
                                                                   ------------
                                                                     44,454,290
Oil & Gas - Production/Pipeline 9.6%
Coastal Corporation                                       85,100      7,515,394
Dynegy, Inc. Class A                                     224,000     12,558,000
Enron Corporation                                        104,000      8,645,000
                                                                   ------------
                                                                     28,718,394
Oil & Gas - Refining/Marketing 0.3%
Ultramar Diamond Shamrock Corporation                     29,300        904,637

Oil & Gas - United States Integrated 2.9%
Kerr McGee Corporation                                    77,400      5,180,962
Phillips Petroleum Company                                63,300      3,600,187
                                                                   ------------
                                                                      8,781,149
Other Utility 0.3%
American Water Works Company, Inc.                        31,000        910,625

Telecommunications - Services 4.9%
BellSouth Corporation                                    272,500     11,155,469
WorldCom, Inc. (b)                                       235,000      3,290,000
                                                                   ------------
                                                                     14,445,469
Utility - Electric Power 40.2%
Cinergy Corporation                                       20,000        702,500
Dominion Resources, Inc.                                 364,035     24,390,345
Duke Energy Corporation                                  145,000     12,361,250
Energy East Corporation                                   97,000      1,909,687
Exelon Corporation                                        10,000        702,100
FirstEnergy Corporation                                  660,000     20,831,250
GPU, Inc.                                                 88,000      3,239,500
NiSource, Inc.                                           144,000      4,428,000
SCANA Corporation                                        572,099     16,912,677
TECO Energy                                              581,000     18,809,875
TXU Corporation                                          352,100     15,602,431
                                                                   ------------
                                                                    119,889,615
Utility - Gas Distribution 8.8%
Equitable Resources, Inc.                                161,600     10,786,800
New Jersey Resources Corporation                           9,200        397,900
ONEOK, Inc.                                              122,000      5,871,250
South Jersey Industries, Inc.                             44,300      1,317,925
Vectren Corporation                                      300,065      7,689,166
                                                                   ------------
                                                                     26,063,041
Utility - Telephone 4.6%
ALLTEL Corporation                                        85,900      5,363,381
SBC Communications, Inc.                                 173,500      8,284,625
                                                                   ------------
                                                                     13,648,006
-------------------------------------------------------------------------------
Total Common Stocks (Cost $207,277,602)                             277,461,592
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.0%
Commercial Paper 0.9%
Interest Bearing, Due on Demand
Firstar Bank, N.A., 6.32%                            $ 2,541,900      2,541,900
Wisconsin Electric Power Company, 6.24%                      100            100
                                                                   ------------
                                                                      2,542,000
Repurchase Agreements 6.1%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
 Due 1/02/01 (Repurchase proceeds $18,312,302);
 Collateralized by: United States Government
 & Agency Issues (e)                                  18,300,000     18,300,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $20,842,000)                      20,842,000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $228,119,602) 100.1%          298,303,592
Other Assets and Liabilities, Net (0.1%)                               (417,049)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $297,886,543
===============================================================================

                             STRONG BALANCED FUND
                                                        Shares or
                                                        Principal     Value
                                                          Amount     (Note 2)
-------------------------------------------------------------------------------
Common Stocks 58.8%
Aerospace - Defense 1.3%
The Boeing Company                                        32,000    $ 2,112,000
General Dynamics Corporation                              15,000      1,170,000
Lockheed Martin Corporation                               32,000      1,086,400
                                                                   ------------
                                                                      4,368,400
Banks - Money Center 4.5%
Bank of America Corporation                               47,000      2,156,125
The Bank of New York Company, Inc.                        48,000      2,649,000
Citigroup, Inc. (c)                                      176,666      9,021,008
J.P. Morgan Chase & Company, Inc.                         39,800      1,808,413
                                                                   ------------
                                                                     15,634,546
Banks - Super Regional 0.3%
State Street Corporation                                   9,700      1,204,837

Beverages - Alcoholic 1.0%
Anheuser-Busch Companies, Inc.                            78,000      3,549,000

Beverages - Soft Drinks 0.8%
The Coca-Cola Company                                     22,000      1,340,625
PepsiCo, Inc.                                             32,000      1,586,000
                                                                   ------------
                                                                      2,926,625
Chemicals - Basic 0.8%
The Dow Chemical Company                                  56,000      2,051,000
Union Carbide Corporation                                 12,000        645,750
                                                                   ------------
                                                                      2,696,750

--------------------------------------------------------------------------------

                       STRONG BALANCED FUND (continued)

                                                       Shares or
                                                       Principal         Value
                                                        Amount         (Note 2)
---------------------------------------------------------------------------------
Computer - Local Networks 0.7%
Brocade Communications Systems, Inc. (b)                26,000       $  2,387,125

Computer - Manufacturers 0.7%
International Business Machines Corporation             21,800          1,853,000
Sun Microsystems, Inc. (b)                              20,000            557,500
                                                                     ------------
                                                                        2,410,500

Computer - Memory Devices 1.4%
EMC Communications Corporation (b)                      58,000          3,857,000
Network Appliance, Inc. (b)                             17,000          1,091,984
                                                                     ------------
                                                                        4,948,984

Computer - Services 0.5%
Computer Sciences Corporation (b)                       31,500          1,893,938

Computer Software - Desktop 0.5%
Microsoft Corporation (b)                               39,000          1,691,625

Computer Software - Enterprise 2.2%
Oracle Systems Corporation (b)                         100,000          2,906,250
Siebel Systems, Inc. (b)                                13,000            879,125
VERITAS Software Corporation (b)                        42,000          3,675,000
                                                                     ------------
                                                                        7,460,375

Cosmetics - Personal Care 0.3%
Estee Lauder Companies, Inc. Class A                    13,400            587,088
The Gillette Company                                    17,000            614,125
                                                                     ------------
                                                                        1,201,213

Diversified Operations 2.1%
Minnesota Mining & Manufacturing Company                 6,000            723,000
Pharmacia Corporation                                   47,700          2,909,700
Textron, Inc.                                           18,000            837,000
Tyco International, Ltd.                                48,132          2,671,326
                                                                     ------------
                                                                        7,141,026

Electrical - Equipment 3.5%
Emerson Electric Company                                25,000          1,970,312
General Electric Company (c)                           212,000         10,162,750
                                                                     ------------
                                                                       12,133,062

Electronics - Semiconductor Manufacturing 2.0%
Analog Devices, Inc. (b)                                11,000            563,063
Intel Corporation                                       80,000          2,420,000
Micron Technology, Inc. (b)                             31,000          1,100,500
PMC-Sierra, Inc. (b)                                     7,500            589,687
Texas Instruments, Inc.                                 34,000          1,610,750
Xilinx, Inc. (b)                                        13,500            622,687
                                                                     ------------
                                                                        6,906,687

Electronics Products - Miscellaneous 0.2%
Celestica, Inc. (b)                                     13,000            705,250

Finance - Consumer/Commercial Loans 0.8%
Household International, Inc.                           50,000          2,750,000

Finance - Investment Brokers 1.4%
Morgan Stanley, Dean Witter & Company                   60,000          4,755,000

Finance - Mortgage & Related Services 1.9%
Federal Home Loan Mortgage Corporation                  40,300          2,775,662
Federal National Mortgage Association                   45,000          3,903,750
                                                                     ------------
                                                                        6,679,412

Financial Services - Miscellaneous 2.1%
American Express Company                                73,000          4,010,437
First Data Corporation                                  20,000          1,053,750
MBNA Corporation                                        57,000          2,105,437
                                                                     ------------
                                                                        7,169,624

Insurance - Brokers 0.7%
Marsh & McLennan Companies, Inc.                        22,000          2,574,000

Insurance - Property/Casualty/Title 2.8%
The Allstate Corporation                                54,000          2,352,375
American International Group, Inc.                      42,000          4,139,625
Chubb Corporation                                       18,000          1,557,000
XL Capital, Ltd. Class A                                20,500          1,791,187
                                                                     ------------
                                                                        9,840,187

Internet - Internet Service Provider/Content 0.7%
America Online, Inc. (b)                                68,000          2,366,400

Internet - Network Security/Solutions 2.3%
Cisco Systems, Inc. (b) (c)                            155,500          5,947,875
Juniper Networks, Inc. (b)                              15,700          1,979,181
                                                                     ------------
                                                                        7,927,056

Internet - Software 0.3%
BEA Systems, Inc. (b)                                   13,400            901,988

Machinery - Farm 0.5%
Deere & Company                                         37,000          1,695,062

Media - Books 0.7%
McGraw-Hill, Inc.                                       41,800          2,450,525

Media - Cable TV 1.5%
Comcast Corporation Class A (b)                         52,000          2,171,000
Cox Communications, Inc. Class A (b)                    37,000          1,722,813
Time Warner, Inc.                                       23,000          1,201,520
                                                                     ------------
                                                                        5,095,333

Media - Radio/TV 0.6%
Viacom, Inc. Class B (b)                                43,000          2,010,250

Medical - Drug/Diversified 0.5%
Johnson & Johnson                                       17,500          1,838,594

Medical - Ethical Drugs 3.1%
American Home Products Corporation                      47,000          2,986,850
Merck & Company, Inc.                                   31,000          2,902,375
Pfizer, Inc.                                            64,800          2,980,800
Schering-Plough Corporation                             35,700          2,025,975
                                                                     ------------
                                                                       10,896,000

Medical - Health Maintenance
  Organizations 0.7%
UnitedHealth Group, Inc.                                40,000          2,455,000

Medical - Hospitals 0.6%
HCA-The Healthcare Company                              49,000          2,156,490

Oil & Gas - Field Services 1.1%
Key Energy Services, Inc. (b)                           14,489            151,229
Schlumberger, Ltd.                                      46,000          3,677,125
                                                                     ------------
                                                                        3,828,354

Oil & Gas - International Integrated 2.5%
Chevron Corporation                                     17,500          1,477,656
Exxon Mobil Corporation                                 56,347          4,898,667
Royal Dutch Petroleum Company                           35,000          2,119,687
                                                                     ------------
                                                                        8,496,010

Oil & Gas - Production/Pipeline 0.6%
Coastal Corporation                                      8,500            750,656
Enron Corporation                                       14,200          1,180,376
                                                                     ------------
                                                                        1,931,032

Oil & Gas - United States Exploration &
  Production 0.3%
Anadarko Petroleum Corporation                          16,500          1,172,820

SCHEDULES OF INVESTMENTS IN SECURITIES (Continued)             December 31, 2000
---------------------------------------------------------------------------------------

                       STRONG BALANCED FUND (continued)

                                                            Shares or
                                                            Principal        Value
                                                              Amount        (Note 2)
---------------------------------------------------------------------------------------
Paper & Paper Products 0.7%
International Paper Company                                   63,000      $   2,571,187

Retail - Drug Stores 0.8%
Walgreen Company                                              63,500          2,655,094

Retail - Major Discount Chains 1.9%
Wal-Mart Stores, Inc.                                        124,000          6,587,500

Retail - Super/Mini Markets 1.2%
The Kroger Company (b)                                        57,000          1,542,563
Safeway, Inc. (b)                                             41,000          2,562,500
                                                                          -------------
                                                                              4,105,063
Retail/Wholesale - Building Products 1.6%
The Home Depot, Inc.                                          86,400          3,947,400
Lowe's Companies, Inc.                                        35,500          1,579,750
                                                                          -------------
                                                                              5,527,150
Retail/Wholesale - Computer/Cellular 0.2%
RadioShack Corporation                                        19,900            851,969

Soap & Cleaning Preparations 0.2%
The Procter & Gamble Company                                   7,000            549,062

Telecommunications - Equipment 1.4%
JDS Uniphase Corporation (b)                                  13,000            541,938
Nokia Corporation Sponsored ADR                               76,000          3,306,000
Nortel Networks Corporation                                   27,500            881,719
                                                                          -------------
                                                                              4,729,657
Telecommunications - Services 0.8%
McLeod, Inc. (b)                                             105,000          1,483,125
Verizon Communications                                        24,300          1,218,037
                                                                          -------------
                                                                              2,701,162
Tobacco 0.6%
Philip Morris Companies, Inc.                                 48,000          2,112,000

Utility - Electric Power 0.9%
Duke Energy Corporation                                       21,000          1,790,250
Exelon Corporation                                            20,562          1,443,658
                                                                          -------------
                                                                              3,233,908
---------------------------------------------------------------------------------------
Total Common Stocks (Cost $142,380,216)                                     203,872,832
---------------------------------------------------------------------------------------
Warrants 0.3%
GT Group Telecom, Inc., Expire 2/01/10
  (Acquired 1/27/00; Cost $143,730) (d)                        3,000            132,000
MEDIQ, Inc., Expire 6/01/09 (Acquired 5/21/98;
  Cost $0) (Defaulted Effective 1/24/01) (d)                   3,750                 38
R&B Falcon Corporation, Expire 5/01/09 (d)                     1,500            810,000
RailAmerica Transportation Corporation,
  Expire 8/15/10                                               2,000             21,000
---------------------------------------------------------------------------------------
Total Warrants (Cost $345,942)                                                  963,038
---------------------------------------------------------------------------------------
Preferred Stocks 1.2%
Rural Cellular Corporation 12.25%
  Junior Exchangeable                                          3,285          2,660,528
XO Communications, Inc. 14.00%
  Senior Exchangeable                                         47,164          1,426,711
---------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $5,491,881)                                      4,087,239
---------------------------------------------------------------------------------------
Corporate Bonds 22.8%
@Entertainment, Inc. Senior Discount Notes, Series B:
  Zero %, Due 7/15/08 (Rate Reset
  Effective 7/15/03)                                      $1,500,000            577,500
  Zero %, Due 2/01/09 (Rate Reset
  Effective 2/01/04) (d)                                     500,000            172,500

AKI, Inc. Senior Notes, 10.50%, Due 7/01/08                  800,000            621,000
APCOA/Standard Parking, Inc. Senior
  Subordinated Notes, 9.25%, Due 3/15/08                   2,250,000            753,750
AT&T Corporation Notes, 6.00%, Due 3/15/09                 1,395,000          1,245,102
Adelphia Communications Corporation Senior
  Notes, 10.875%, Due 10/01/10                             1,440,000          1,396,800
The Allstate Corporation Notes, 7.875%,
  Due 5/01/05                                              1,260,000          1,333,380
Asia Global Crossing, Ltd. Senior Yankee Notes,
  13.375%, Due 10/15/10 (d)                                4,000,000          3,470,000
British Telecom PLC Yankee Notes, 8.125%,
  Due 12/15/10                                             1,290,000          1,309,661
Cendant Corporation Notes, 7.75%,
  Due 12/01/03 (c)                                         2,000,000          1,948,424
Conagra Foods, Inc. Notes, 7.50%, Due 9/15/05              1,230,000          1,286,633
Deutsche Telekom International Finance Notes,
  7.75%, Due 6/15/05                                       1,260,000          1,286,606
Duke Energy Field Services LLC Notes, 7.875%,
  Due 8/16/10                                              1,550,000          1,654,949
ESAT Telecom Group PLC Senior Yankee Notes,
  Series B, 11.875%, Due 12/01/08 (c)                      4,600,000          5,278,500
Echostar Broadband Corporation Senior Notes,
  10.375%, Due 10/01/07 (d)                                1,500,000          1,481,250
ekabel Hessen GmbH Senior Yankee Notes,
  14.50%, Due 9/01/10 (d)                                  2,930,000          2,490,500
Fairpoint Communications, Inc. Senior
  Subordinated Notes, 12.50%, Due 5/01/10                  2,000,000          1,800,000
Florida Power & Light Company First Mortgage
  Notes, 6.875%, Due 12/01/05                              2,045,000          2,095,947
Ford Motor Credit Company Notes:
  7.60%, Due 8/01/05 (c)                                   2,485,000          2,554,028
  7.875%, Due 6/15/10 (c)                                  5,000,000          5,161,050
GT Group Telecom, Inc. Senior Yankee Discount
  Notes, Zero %, Due 2/01/10 (Rate Reset
  Effective 2/01/05)                                       3,000,000          1,005,000
General Electric Capital Corporation
  Medium-Term Notes, Series A:
  6.80%, Due 11/01/05                                      1,360,000          1,404,044
  7.25%, Due 5/03/04 (c)                                   2,185,000          2,265,401
General Motors Acceptance Corporation Notes,
  7.625%, Due 6/15/04 (c)                                  2,310,000          2,363,740
Jazz Casino Company LLC Senior Subordinated
  Notes, 6.103%, Due 11/15/09
  (Defaulted Effective 12/05/00)                           1,591,604            183,034
MEDIQ, Inc. Senior Discount Debentures, Zero %,
  Due 6/01/09 (Rate Reset Effective 6/01/03)
  (Defaulted Effective 1/24/01)                            3,750,000            131,250
MetroNet Communications Corporation Senior
  Yankee Notes, 10.625%, Due 11/01/08 (c)                  2,000,000          2,163,280
MidAmerican Energy Holdings Company Senior
  Notes, 7.23%, Due 9/15/05                                2,000,000          2,038,922
NTL, Inc. Senior Notes, Series A,
  12.75%, Due 4/15/05                                        800,000            756,000
Northpoint Communications Group, Inc.
  Senior Notes, 12.875%, Due 2/15/10
  (Defaulted Effective 1/16/01)                            2,770,000            207,750
Orbital Imaging Corporation Senior Notes,
  Series D, 11.625%, Due 3/01/05                           2,000,000            310,000
RailAmerica Transportation Corporation Senior
  Subordinated Notes, 12.875%, Due 8/15/10 (d)             2,000,000          1,670,000
Renaissance Media Louisiana LLC/Renaissance
  Media Tennessee/Renaissance Media Capital
  Corporation Senior Discount Notes, Zero %,
  Due 4/15/08 (Rate Reset Effective 4/15/03)               3,000,000          2,066,250

-------------------------------------------------------------------------------
                       STRONG BALANCED FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
-------------------------------------------------------------------------------
Rhythms NetConnections, Inc. Senior Notes,
 Series B, 14.00%, Due 2/15/10                      $ 3,000,000    $    705,000
Rose Hills Company Senior Subordinated Notes,
 9.50%, Due 11/15/04                                    175,000          88,375
Sabreliner Corporation Senior Notes, 11.00%,
 Due 6/15/08 (d)                                      2,500,000       2,028,125
Sprint Capital Corporation Guaranteed Notes,
 5.875%, Due 5/01/04                                  2,000,000       1,916,802
Town Sports International, Inc. Senior Notes,
 Series B, 9.75%, Due 10/15/04                        1,000,000         926,250
US Air 1993-A Pass-Thru Trust Certificates,
 Series 1993-A2, 9.625%, Due 9/01/03                  1,675,000       1,657,289
US Airways Pass-Thru Trust Mortgage Pass-Thru
 Certificates, Series 2000-3G, 7.89%, Due 9/01/20     2,055,000       2,151,318
United Industries Corporation Senior Subordinated
 Notes, Series B, 9.875%, Due 4/01/09                 1,800,000         927,000
United International Holdings, Inc. Senior Secured
 Discount Notes, Series B, Zero %, Due 2/15/08
 (Rate Reset Effective 2/15/03)                       1,500,000         622,500
Verizon Global Funding Corporation Medium-Term
 Notes, Tranche 00072, 7.60%, Due 3/15/07               785,000         814,251
Viatel, Inc. Senior Notes, 11.25%, Due 4/15/08        2,000,000         610,000
William Carter Senior Subordinated Notes,
 Series A, 10.375%, Due 12/01/06                      1,000,000         975,000
Williams Communications Group, Inc. Senior Notes,
 11.875%, Due 8/01/10                                 2,720,000       2,108,000
Winstar Communications, Inc. Senior Notes,
 12.50%, Due 4/15/08                                  2,000,000       1,360,000
WorldCom, Inc. Notes:
 7.375%, Due 1/15/06 (d)                              5,000,000       4,981,445
 7.875%, Due 5/15/03                                  1,260,000       1,275,834
 8.00%, Due 5/15/06                                   1,260,000       1,283,355
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $95,711,956)                             78,912,795
-------------------------------------------------------------------------------

Non-Agency Mortgage & Asset-Backed Securities 3.9%
Asset Securitization Corporation Commercial
 Mortgage Pass-Thru Certificates, Series 1996-MD6,
 Class A-1B, 6.88%, Due 11/13/26                      1,115,000       1,134,096
Chase Mortgage Finance Corporation Mortgage
 Pass-Thru Certificates, Series 1990-G, Class A-Z1,
 9.50%, Due 12/25/21                                     93,022          93,022
Holmes Financing Number 1 PLC Floating Rate Notes,
 Series 1, Class 1A, 6.9381%, Due 7/15/05               750,000         750,473
Irwin Home Equity Trust Floating Rate Asset-Backed
 Certificates, Series 2000-1, Class A-2,
 6.7675%, Due 9/25/02                                 2,360,331       2,358,112
Mellon Residential Funding Corporation Variable
 Rate Mortgage Pass-Thru Certificates,
 Series 2000-TBC3, Class A-1, 6.8675%, Due 12/15/30   2,429,592       2,429,592
Metris Master Trust Floating Rate Asset-Backed
 Securities, Series 2000-2, Class A,
 6.8963%, Due 1/22/07                                 1,270,000       1,273,093
Ryland Mortgage Securities Corporation III Variable
 Rate Collateralized Mortgage Bonds, Series 1992-C,
 Class 3-A, 11.6161%, Due 11/25/30                       17,459          17,392
Saxon Asset Securities Trust Mortgage Loan
 Asset-Backed Certificates, Series 2000-3,
 Class AF1, 6.73%, Due 8/25/15                        1,082,717       1,082,717
Sutter CBO, Ltd./Sutter CBO Corporation Notes,
 Series 1999-1, Class B-2, 13.442%, Due 11/30/14
 (Acquired 10/05/99; Cost $2,000,000) (d)             2,000,000       2,057,180
Volkswagen Credit Auto Master Owner Trust Floating
 Rate Loan-Backed Notes, Series 2000-1, Class A,
 6.775%, Due 8/20/07                                  2,520,000       2,523,439
-------------------------------------------------------------------------------
Total Non-Agency Mortgage & Asset-Backed Securities
 (Cost $13,643,873)                                                  13,719,116
-------------------------------------------------------------------------------

United States Government & Agency Issues 12.2%
FHLMC Adjustable Rate Mortgage Participation
 Certificates, 7.927%, Due 8/01/25                      861,074         893,745
FHLMC Guaranteed Pass-Thru Certificates:
 7.50%, Due 4/15/15 thru 10/15/29 (f)                 4,190,000       4,270,520
 8.50%, Due 4/15/28 (f)                               6,500,000       6,712,355
 9.50%, Due 1/01/06                                      27,212          27,952
 10.25%, Due 3/01/15                                     87,324          94,863
 10.50%, Due 1/01/16                                     10,941          12,114
FNMA Guaranteed Real Estate Mortgage Investment
Conduit Variable Rate Pass-Thru Certificates:
 6.707%, Due 10/25/22                                   396,367         391,003
 8.379%, Due 7/01/26                                  5,092,662       5,279,145
FNMA Notes:
 6.00%, Due 12/15/05 (c)                              5,915,000       5,982,709
 6.625%, Due 11/15/10 (c)                             3,255,000       3,418,779
 6.75%, Due 8/15/02 (c)                               7,725,000       7,861,740
GNMA Guaranteed Pass-Thru Certificates,
 7.50%, Due 12/15/07                                    882,336         896,518
Student Loan Marketing Association Student Loan
 Trust Floating Rate Loan-Backed Notes,
 Series 2000-1, Class A1L, 6.85%, Due 10/27/08        1,760,014       1,762,399
United States Treasury Notes:
 5.75%, Due 8/15/10                                   1,135,000       1,189,889
 6.125%, Due 8/15/07                                  1,980,000       2,085,033
 6.50%, Due 10/15/06 (c)                              1,475,000       1,574,678
-------------------------------------------------------------------------------
Total United States Government & Agency Issues
 (Cost $41,787,183)                                                  42,453,442
-------------------------------------------------------------------------------

Short-Term Investments (a) 3.1%

Commercial Paper 0.9%

Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                               987,700         987,700
Sara Lee Corporation, 6.25%                           1,784,500       1,784,500
Wisconsin Electric Power Company, 6.24%                 387,000         387,000
                                                                   ------------
                                                                      3,159,200
Corporate Notes 1.1%
Niagara Mohawk Power Corporation Senior Notes,
 Series C, 7.125%, Due 7/01/01                        3,780,488       3,791,946

Repurchase Agreements 0.8%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%, Due 1/02/01
 (Repurchase proceeds $2,701,815);
 Collateralized by: United States Government &
 Agency Issues (e)                                    2,700,000       2,700,000

United States Government Issues 0.3%
United States Treasury Bills,
 Due 1/04/01 thru 2/22/01 (c)                         1,000,000         995,503
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $10,623,197)                      10,646,649
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $309,984,248) 102.3%                                         354,655,111
Other Assets and Liabilities, Net (2.3%)                             (7,962,373)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $346,692,738
===============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)            December 31, 2000
-------------------------------------------------------------------------------
                       STRONG BALANCED FUND (continued)
-------------------------------------------------------------------------------
FUTURES
-------------------------------------------------------------------------------

                                                      Underlying
                                        Expiration    Face Amount   Unrealized
                                           Date         at Value   Appreciation
-------------------------------------------------------------------------------
Purchased:
205 Five-Year U.S. Treasury Notes         3/01        $21,230,313     $429,949
  3 Ten-Year U.S. Treasury Notes          3/01          4,063,125       44,290
 20 Two-Year U.S. Treasury Notes          3/01            314,578        8,261
Sold:
 35 S&P 500 Index                         3/01         11,681,250      458,937

-------------------------------------------------------------------------------
                         STRONG LIMITED RESOURCES FUND

                                                        Shares or
                                                        Principal      Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Common Stocks 90.4%
Chemicals - Basic 1.4%
The Dow Chemical Company                                  5,500      $  201,437

Chemicals - Specialty 2.4%
Cabot Corporation                                        13,000         342,875

Diversified Operations 2.6%
E.I. Du Pont de Nemours & Company                         7,800         376,837

Electrical - Control Instruments 0.1%
SatCon Technology Corporation (b)                         2,000          19,750

Energy - Other 1.2%
Beacon Power Corporation (b)                              9,500          95,000
Plug Power, Inc. (b)                                      5,000          73,437
                                                                     ----------
                                                                        168,437
Metal Ores - Non Ferrous 1.4%
Alcoa, Inc.                                               6,200         207,700

Oil & Gas - Canadian Exploration & Production 4.5%
Gulf Canada Resources, Ltd. ADR (b)                      72,000         364,500
Talisman Energy, Inc. (b)                                 8,000         296,500
                                                                     ----------
                                                                        661,000
Oil & Gas - Drilling 7.7%
ENSCO International, Inc.                                 6,000         204,375
Nabors Industries, Inc. (b)                               4,500         266,175
Rowan Companies, Inc. (b)                                12,000         324,000
Transocean Sedco Forex, Inc.                              7,000         322,000
                                                                     ----------
                                                                      1,116,550
Oil & Gas - Field Services 3.0%
Halliburton Company                                       3,000         108,750
Schlumberger, Ltd.                                        4,100         327,744
                                                                     ----------
                                                                        436,494
Oil & Gas - International Integrated 10.0%
Chevron Corporation                                       3,400         287,087
Exxon Mobil Corporation                                   6,500         565,094
Royal Dutch Petroleum Company                            10,000         605,625
                                                                     ----------
                                                                      1,457,806
Oil & Gas - Machinery/Equipment 12.4%
Cooper Cameron Corporation (b)                            5,500         363,344
Dril-Quip, Inc. (b)                                       7,000         239,312
Grant Prideco, Inc. (b)                                  15,000         329,063
National-Oilwell, Inc. (b)                                9,000         348,187
Smith International, Inc. (b)                             4,000         298,250
Weatherford International, Inc. (b)                       5,000         236,250
                                                                     ----------
                                                                      1,814,406
Oil & Gas - Production/Pipeline 9.0%
Coastal Corporation                                       5,000         441,563
El Paso Energy Corporation                                3,500         250,687
Enron Corporation                                         2,400         199,500
Western Gas Resources, Inc.                              12,500         421,094
                                                                     ----------
                                                                      1,312,844
Oil & Gas - Refining/Marketing 0.3%
Syntroleum Corporation (b)                                2,500          42,500

Oil & Gas - United States Exploration &
  Production 17.5%
Anadarko Petroleum Corporation                            7,000         497,560
Apache Corporation                                        4,000         280,250
Devon Energy Corporation                                  6,000         365,820
EOG Resources, Inc.                                       7,000         382,813
Harken Energy Corporation (b)                            31,000         104,625
Noble Affiliates, Inc.                                    7,000         322,000
Ocean Energy, Inc.                                       15,000         260,625
Spinnaker Exploration Company (b)                         8,000         340,000
                                                                     ----------
                                                                      2,553,693
Oil & Gas - United States Integrated 6.0%
Amerada Hess Corporation                                  5,000         365,313
USX-Marathon Group                                       18,200         505,050
                                                                     ----------
                                                                        870,363
Paper & Paper Products 0.8%
Kimberly-Clark Corporation                                1,700         120,173

Utility - Electric Power 3.8%
CMS Energy Corporation                                    9,000         285,187
Duke Energy Corporation                                   3,100         264,275
                                                                     ----------
                                                                        549,462
Utility - Gas Distribution 6.3%
Equitable Resources, Inc.                                 6,000         400,500
ONEOK, Inc.                                               4,500         216,563
Questar Corporation                                      10,000         300,625
                                                                     ----------
                                                                        917,688
-------------------------------------------------------------------------------
Total Common Stocks (Cost $9,729,017)                                13,170,015
-------------------------------------------------------------------------------
Short-Term Investments (a) 10.0%
Commercial Paper 3.2%
Interest Bearing, Due on Demand
Firstar Bank, N.A., 6.32%                            $  227,800         227,800
Sara Lee Corporation, 6.25%                             228,700         228,700
Wisconsin Electric Power Company, 6.24%                  10,800          10,800
                                                                     ----------
                                                                        467,300
Repurchase Agreements 6.8%
Barclay's Capital, Inc. (Dated 12/29/00),
 6.00%, Due 1/02/01 (Repurchase proceeds
 $1,000,667); Collateralized by:
 United States Treasury Notes (e)                     1,000,000       1,000,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,467,300)                        1,467,300
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities
  (Cost $11,196,317) 100.4%                                          14,637,315
Other Assets and Liabilities, Net (0.4%)                                (64,913)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $14,572,402
===============================================================================

18

--------------------------------------------------------------------------------
                         STRONG SCHAFER BALANCED FUND

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 59.4%

Auto Manufacturers - Domestic 1.2%
General Motors Corporation                                  900      $   45,844

Auto/Truck - Original Equipment 2.6%
Borg-Warner Automotive, Inc.                              1,800          72,000
Superior Industries International, Inc.                   1,000          31,562
                                                                   ------------
                                                                        103,562

Banks - Money Center 1.7%
J.P. Morgan Chase & Company, Inc.                         1,500          68,156

Banks - Super Regional 5.3%
Mellon Financial Corporation                              2,000          98,375
Wells Fargo Company                                       2,000         111,375
                                                                   ------------
                                                                        209,750

Building - Cement/Concrete/Aggregate 2.3%
Lafarge Corporation                                       3,900          92,137

Computer - Graphics 2.9%
Cadence Design Systems, Inc. (b)                          4,100         112,750

Electronics - Parts Distributors 0.9%
Avnet, Inc.                                               1,600          34,400

Electronics - Semiconductor Equipment 1.3%
Veeco Instruments, Inc. (b)                               1,300          52,162

Finance - Investment Management 2.6%
Franklin Resources, Inc.                                  2,700         102,870

Finance - Mortgage & Related Services 4.0%
Federal Home Loan Mortgage Corporation                    2,300         158,413

Household - Appliances 2.1%
Maytag Corporation                                        2,500          80,781

Insurance - Property/Casualty/Title 3.1%
Chubb Corporation                                         1,400         121,100

Leisure - Gaming 0.7%
Harrahs Entertainment, Inc. (b)                           1,100          29,013

Medical - Drug/Diversified 2.3%
Bristol-Myers Squibb Company                              1,200          88,725

Medical - Ethical Drugs 4.9%
ICN Pharmaceuticals, Inc.                                 2,800          85,925
Schering-Plough Corporation                               1,900         107,825
                                                                   ------------
                                                                        193,750

Medical - Generic Drugs 2.1%
Mylan Laboratories, Inc.                                  3,300          83,119

Medical/Dental - Services 3.5%
Omnicare, Inc.                                            6,400         138,400

Retail - Department Stores 5.7%
Family Dollar Stores, Inc.                                5,100         109,331
May Department Stores Company                             3,450         112,987
                                                                   ------------
                                                                        222,318

Retail/Wholesale - Office Supplies 1.3%
Office Depot, Inc. (b)                                    6,900          49,163

Steel - Specialty Alloys 1.2%
UCAR International, Inc. (b)                              4,900          47,775

Telecommunications - Equipment 0.8%
ECI Telecom, Ltd.                                         2,300          32,164

Telecommunications - Services 0.9%
Montana Power Company                                     1,700          35,275

Transportation - Air Freight 2.1%
FedEx Corporation (b)                                     2,100          83,916

Transportation - Rail 2.3%
Canadian National Railway Company                         3,000          89,063

Utility - Telephone 1.6%
ALLTEL Corporation                                        1,000          62,438
-------------------------------------------------------------------------------
Total Common Stocks (Cost $2,052,526)                                 2,337,044
-------------------------------------------------------------------------------
United States Government Issues 29.9%

United States Treasury Notes:
 5.25%, Due 8/15/03                                    $340,000         340,962
 6.25%, Due 1/31/02                                     390,000         393,238
 6.625%, Due 5/15/07                                    410,000         442,365
-------------------------------------------------------------------------------
Total United States Government Issues
 (Cost $1,161,987)                                                    1,176,565
-------------------------------------------------------------------------------

Short-Term Investments (a) 9.7%

Commercial Paper 4.6%

Interest Bearing, Due on Demand
Firstar Bank, N.A., 6.32%                               179,600         179,600
Wisconsin Electric Power Company, 6.24%                     100             100
                                                                   ------------
                                                                        179,700

United States Government Issues 5.1%
United States Treasury Notes, 6.50%, Due 8/31/01        200,000         201,121
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $380,774)                            380,821
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $3,595,287) 99.0%                                              3,894,430
Other Assets and Liabilities, Net 1.0%                                   40,819
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $  3,935,249
===============================================================================

                           STRONG BLUE CHIP 100 FUND

                                                     Shares or
                                                     Principal        Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------

Common Stocks 98.0%
Aerospace - Defense 2.4%
The Boeing Company                                      179,400    $ 11,840,400

Aerospace - Defense Equipment 2.6%
United Technologies Corporation                         165,600      13,020,300

Auto Manufacturers - Domestic 0.5%
Ford Motor Company                                       61,700       1,446,094
General Motors Corporation                               18,500         942,344
                                                                   ------------
                                                                      2,388,438

Banks - Money Center 6.1%
Bank of America Corporation                              54,018       2,478,076
The Bank of New York Company, Inc.                       24,600       1,357,612
Citigroup, Inc.                                         482,766      24,651,239
J.P. Morgan Chase & Company, Inc.                        43,300       1,967,444
                                                                   ------------
                                                                     30,454,371

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2000
--------------------------------------------------------------------------------

                     STRONG BLUE CHIP 100 FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                       Amount        (Note 2)
-------------------------------------------------------------------------------
Banks - Super Regional 1.1%
Bank One Corporation                                    38,440     $  1,407,865
Fleet Boston Financial Corporation                      29,800        1,119,362
Wells Fargo Company                                     56,500        3,146,344
                                                                   ------------
                                                                      5,673,571

Beverages - Alcoholic 0.3%
Anheuser-Busch Companies, Inc.                          29,900        1,360,450

Beverages - Soft Drinks 1.5%
The Coca-Cola Company                                   82,200        5,009,063
PepsiCo, Inc.                                           47,700        2,364,131
                                                                   ------------
                                                                      7,373,194

Computer - Manufacturers 5.0%
Compaq Computer Corporation                             56,400          848,820
Dell Computer Corporation (b)                           85,800        1,496,137
Hewlett-Packard Company                                 65,600        2,070,500
International Business Machines Corporation             58,200        4,947,000
Palm, Inc. (b)                                          18,700          529,444
Sun Microsystems, Inc. (b)                             538,400       15,007,900
                                                                   ------------
                                                                     24,899,801

Computer - Memory Devices 2.4%
EMC Communications Corporation (b)                     172,500       11,471,250
Network Appliance, Inc. (b)                             10,400          668,038
                                                                   ------------
                                                                     12,139,288

Computer - Services 1.6%
Automatic Data Processing, Inc.                         21,000        1,329,562
Electronic Data Systems Corporation                    115,600        6,675,900
                                                                   ------------
                                                                      8,005,462

Computer Software - Desktop 2.2%
Microsoft Corporation (b)                              256,800       11,138,700

Computer Software - Enterprise 4.1%
Oracle Systems Corporation (b)                         185,600        5,394,000
Siebel Systems, Inc. (b)                                14,200          960,275
VERITAS Software Corporation (b)                       163,000       14,262,500
                                                                   ------------
                                                                     20,616,775

Cosmetics - Personal Care 0.3%
The Gillette Company                                    35,000        1,264,375

Diversified Operations 1.8%
E.I. Du Pont de Nemours & Company                       34,600        1,671,613
Minnesota Mining & Manufacturing Company                12,800        1,542,400
Pharmacia Corporation                                   42,816        2,611,776
Tyco International, Ltd.                                58,000        3,219,000
                                                                   ------------
                                                                      9,044,789

Electrical - Equipment 5.5%
Emerson Electric Company                                14,200        1,119,138
General Electric Company                               554,075       26,560,970
                                                                   ------------
                                                                     27,680,108

Electronics - Semiconductor Equipment 0.2%
Applied Materials, Inc. (b)                             27,000        1,031,062

Electronics - Semiconductor Manufacturing 2.8%
Intel Corporation                                      223,200        6,751,800
Texas Instruments, Inc.                                157,400        7,456,825
                                                                   ------------
                                                                     14,208,625

Finance - Investment Brokers 1.5%
The Goldman Sachs Group, Inc.                           14,800        1,582,675
Merrill Lynch & Company, Inc.                           26,800        1,827,425
Morgan Stanley, Dean Witter & Company                   37,200        2,948,100
The Charles Schwab Corporation                          45,700        1,296,738
                                                                   ------------
                                                                      7,654,938

Finance - Mortgage & Related Services 2.6%
Federal Home Loan Mortgage Corporation                 147,900       10,186,612
Federal National Mortgage Association                   33,400        2,897,450
                                                                   ------------
                                                                     13,084,062

Financial Services - Miscellaneous 0.7%
American Express Company                                44,200        2,428,237
MBNA Corporation                                        28,200        1,041,638
                                                                   ------------
                                                                      3,469,875

Insurance - Brokers 0.2%
Marsh & McLennan Companies, Inc.                         9,200        1,076,400

Insurance - Property/Casualty/Title 3.7%
The Allstate Corporation                                24,100        1,049,856
American International Group, Inc.                     177,262       17,471,386
                                                                   ------------
                                                                     18,521,242

Internet - Internet Service Provider/Content 0.5%
America Online, Inc. (b)                                77,300        2,690,040

Internet - Network Security/Solutions 4.4%
Cisco Systems, Inc. (b)                                238,600        9,126,450
Juniper Networks, Inc. (b)                             100,400       12,656,675
                                                                   ------------
                                                                     21,783,125

Internet - Software 2.2%
BEA Systems, Inc. (b)                                  162,400       10,931,550

Leisure - Services 0.4%
The Walt Disney Company                                 69,200        2,002,475

Media - Cable TV 3.3%
AT&T Corporation - Liberty Media Group Class A (b)      78,800        1,068,725
Comcast Corporation Class A (b)                        149,800        6,254,150
Time Warner, Inc.                                      180,300        9,418,872
                                                                   ------------
                                                                     16,741,747

Media - Radio/TV 0.7%
Clear Channel Communications, Inc. (b)                  19,300          934,844
Viacom, Inc. Class B (b)                                50,274        2,350,309
                                                                   ------------
                                                                      3,285,153

Medical - Biomedical/Genetics 0.7%
Amgen, Inc. (b)                                         34,200        2,186,663
Genentech, Inc. (b)                                     17,400        1,418,100
                                                                   ------------
                                                                      3,604,763

Medical - Drug/Diversified 4.3%
Abbott Laboratories                                     51,400        2,489,688
Bristol-Myers Squibb Company                            64,700        4,783,756
Johnson & Johnson                                      136,200       14,309,512
                                                                   ------------
                                                                     21,582,956

Medical - Ethical Drugs 6.1%
American Home Products Corporation                      43,400        2,758,070
Eli Lilly & Company                                     37,400        3,480,538
Merck & Company, Inc.                                   76,300        7,143,587
Pfizer, Inc.                                           308,825       14,205,950
Schering-Plough Corporation                             48,400        2,746,700
                                                                   ------------
                                                                     30,334,845

Medical - Instruments 0.5%
Medtronic, Inc.                                         39,800        2,402,925

Oil & Gas - Field Services 5.5%
Schlumberger, Ltd.                                     344,500       27,538,469

Oil & Gas - International Integrated 4.3%
Chevron Corporation                                     21,200        1,790,075
Exxon Mobil Corporation                                215,155       18,705,038
Texaco, Inc.                                            18,200        1,130,675
                                                                   ------------
                                                                     21,625,788

--------------------------------------------------------------------------------
                     STRONG BLUE CHIP 100 FUND (continued)

                                                     Shares or
                                                     Principal            Value
                                                      Amount            (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - Production/Pipeline 0.4%
Enron Corporation                                     24,800        $ 2,061,500

Paper & Paper Products 0.3%
Kimberly-Clark Corporation                            17,800          1,258,282

Retail - Drug Stores 0.3%
Walgreen Company                                      33,600          1,404,900

Retail - Major Discount Chains 3.6%
Target Corporation                                    29,800            961,050
Wal-Mart Stores, Inc.                                325,400         17,286,875
                                                                    -----------
                                                                     18,247,925
Retail - Restaurants 0.3%
McDonald's Corporation                                43,400          1,475,600

Retail/Wholesale - Building Products 0.7%
The Home Depot, Inc.                                  76,800          3,508,800

Soap & Cleaning Preparations 0.9%
Colgate Palmolive Company                             19,000          1,226,450
The Procter & Gamble Company                          43,200          3,388,500
                                                                    -----------
                                                                      4,614,950
Telecommunications - Cellular 0.3%
AT&T Wireless Group (b)                               76,500          1,324,406

Telecommunications - Equipment 4.4%
CIENA Corporation (b)                                  9,300            756,788
Corning, Inc.                                         30,600          1,616,062
JDS Uniphase Corporation (b)                          31,800          1,325,662
Lucent Technologies, Inc.                            110,700          1,494,450
Motorola, Inc.                                        72,300          1,464,075
Nortel Networks Corporation                          102,800          3,296,025
Qualcomm, Inc. (b)                                   144,800         11,900,750
                                                                    -----------
                                                                     21,853,812
Telecommunications - Services 2.5%
AT&T Corporation                                     124,637          2,157,778
BellSouth Corporation                                 62,000          2,538,125
Qwest Communications International, Inc. (b)          54,860          2,249,260
Verizon Communications                                89,552          4,488,794
WorldCom, Inc. (b)                                    95,355          1,334,970
                                                                    -----------
                                                                     12,768,927
Tobacco 0.6%
Philip Morris Companies, Inc.                         73,700          3,242,800

Transportation - Air Freight 0.4%
United Parcel Service, Inc. Class B                   37,600          2,211,350

Utility - Electric Power 0.2%
Duke Energy Corporation                               12,200          1,040,050

Utility - Telephone 1.1%
SBC Communications, Inc.                             112,228          5,358,887
--------------------------------------------------------------------------------
Total Common Stocks (Cost $454,543,778)                             490,842,251
--------------------------------------------------------------------------------
Short-Term Investments (a) 7.9%
Commercial Paper 0.6%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                         $2,313,500          2,313,500
Sara Lee Corporation, 6.25%                          889,500            889,500
Wisconsin Electric Power Company, 6.24%               13,800             13,800
                                                                    -----------
                                                                      3,216,800
Repurchase Agreements 7.3%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%,
  Due 1/02/01 (Repurchase proceeds $36,324,402);
  Collateralized by: United States Government
  & Agency Issues (e)                            $36,300,000       $ 36,300,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $39,516,800)                      39,516,800
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $494,060,578) 105.9%                                         530,359,051
Other Assets and Liabilities, Net (5.9%)                            (29,715,149)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $500,643,902
================================================================================

                         STRONG GROWTH AND INCOME FUND
                                                     Shares or
                                                     Principal            Value
                                                      Amount            (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.3%
Aerospace - Defense 2.0%
The Boeing Company                                   177,000       $ 11,682,000
General Dynamics Corporation                          81,000          6,318,000
Lockheed Martin Corporation                          160,000          5,432,000
                                                                   ------------
                                                                     23,432,000
Aerospace - Defense Equipment 1.7%
United Technologies Corporation                      244,000         19,184,500

Banks - Money Center 6.9%
Bank of America Corporation                          279,000         12,799,125
The Bank of New York Company, Inc.                   310,000         17,108,125
Citigroup, Inc.                                      747,500         38,169,219
J.P. Morgan Chase & Company, Inc.                    240,000         10,905,000
                                                                   ------------
                                                                     78,981,469
Banks - Super Regional 1.3%
State Street Corporation                              53,000          6,583,130
Wells Fargo Company                                  155,000          8,631,562
                                                                   ------------
                                                                     15,214,692
Beverages - Alcoholic 2.4%
Anheuser-Busch Companies, Inc.                       596,000         27,118,000

Beverages - Soft Drinks 2.0%
The Coca-Cola Company                                167,000         10,176,562
PepsiCo, Inc.                                        260,000         12,886,250
                                                                   ------------
                                                                     23,062,812
Chemicals - Basic 1.2%
The Dow Chemical Company                             386,000         14,137,250

Computer - Local Networks 1.7%
Brocade Communications Systems, Inc. (b)             216,000         19,831,500

Computer - Manufacturers 1.4%
International Business Machines Corporation           76,900          6,536,500
Sun Microsystems, Inc. (b)                           353,000          9,839,875
                                                                   ------------
                                                                     16,376,375
Computer - Memory Devices 3.4%
EMC Communications Corporation (b)                   418,000         27,797,000
Network Appliance, Inc. (b)                          177,000         11,369,484
                                                                   ------------
                                                                     39,166,484
Computer Software - Desktop 0.9%
Microsoft Corporation (b)                            232,000         10,063,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2000
--------------------------------------------------------------------------------

                   STRONG GROWTH AND INCOME FUND (continued)

                                                  Shares or
                                                  Principal        Value
                                                    Amount        (Note 2)
---------------------------------------------------------------------------
Computer Software - Enterprise 3.4%
Oracle Systems Corporation (b)                     550,000      $15,984,375
Siebel Systems, Inc. (b)                           166,500       11,259,562
VERITAS Software Corporation (b)                   133,000       11,637,500
                                                                -----------
                                                                 38,881,437
Cosmetics - Personal Care 0.3%
The Gillette Company                               100,000        3,612,500

Diversified Operations 3.0%
Minnesota Mining & Manufacturing Company            33,000        3,976,500
Pharmacia Corporation                              260,000       15,860,000
Tyco International, Ltd.                           258,000       14,319,000
                                                                -----------
                                                                 34,155,500
Electrical - Equipment 5.3%
Emerson Electric Company                           140,000       11,033,750
General Electric Company                         1,027,000       49,231,813
                                                                -----------
                                                                 60,265,563
Electronics - Semiconductor
  Manufacturing 3.0%
Analog Devices, Inc. (b)                            65,000        3,327,187
Intel Corporation                                  305,000        9,226,250
Micron Technology, Inc. (b)                        185,000        6,567,500
PMC-Sierra, Inc. (b)                                41,000        3,223,625
Texas Instruments, Inc.                            193,000        9,143,375
Xilinx, Inc. (b)                                    72,000        3,321,000
                                                                -----------
                                                                 34,808,937
Electronics Products - Miscellaneous 0.3%
Celestica, Inc. (b)                                 69,000        3,743,250

Finance - Consumer/Commercial Loans 1.2%
Household International, Inc.                      252,000       13,860,000

Finance - Investment Brokers 2.3%
Morgan Stanley, Dean Witter & Company              338,000       26,786,500

Finance - Mortgage & Related Services 3.3%
Federal Home Loan Mortgage Corporation             545,000       37,536,875

Financial Services - Miscellaneous 2.6%
American Express Company                           314,000       17,250,375
MBNA Corporation                                   343,000       12,669,563
                                                                -----------
                                                                 29,919,938
Insurance - Brokers 1.3%
Marsh & McLennan Companies, Inc.                   131,000       15,327,000

Insurance - Property/Casualty/Title 4.4%
The Allstate Corporation                           305,000       13,286,563
American International Group, Inc.                 267,000       26,316,188
XL Capital, Ltd. Class A                           122,000       10,659,750
                                                                -----------
                                                                 50,262,501
Internet - Internet Service Provider/
  Content 0.6%
America Online, Inc. (b)                           194,000        6,751,200

Internet - Network Security/Solutions 3.8%
Cisco Systems, Inc. (b)                            775,000       29,643,750
Juniper Networks, Inc. (b)                         110,000       13,866,875
                                                                -----------
                                                                 43,510,625
Internet - Software 0.4%
BEA Systems, Inc. (b)                               75,000        5,048,437

Machinery - Farm 0.8%
Deere & Company                                    205,000        9,391,563

Media - Books 0.4%
McGraw-Hill, Inc.                                   74,600        4,373,425

Media - Cable TV 1.5%
Comcast Corporation Class A (b)                    281,000       11,731,750
Time Warner, Inc.                                  108,000        5,641,920
                                                                -----------
                                                                 17,373,670
Media - Radio/TV 0.4%
Viacom, Inc. Class B (b)                            85,000        3,973,750

Medical - Drug/Diversified 1.6%
Abbott Laboratories                                245,000       11,867,188
Johnson & Johnson                                   58,000        6,093,625
                                                                -----------
                                                                 17,960,813
Medical - Ethical Drugs 8.2%
American Home Products Corporation                 265,000       16,840,750
Merck & Company, Inc.                              189,000       17,695,125
Pfizer, Inc.                                       868,000       39,928,000
Schering-Plough Corporation                        350,000       19,862,500
                                                                -----------
                                                                 94,326,375
Medical - Health Maintenance Organizations 1.2%
UnitedHealth Group, Inc.                           216,000       13,257,000

Medical - Hospitals 1.0%
HCA-The Healthcare Company                         265,000       11,662,650

Oil & Gas - Field Services 1.9%
Schlumberger, Ltd.                                 272,000       21,743,000

Oil & Gas - International Integrated 3.7%
Chevron Corporation                                 91,000        7,683,813
Exxon Mobil Corporation                            275,000       23,907,813
Royal Dutch Petroleum Company                      169,000       10,235,062
                                                                -----------
                                                                 41,826,688
Oil & Gas - Production/Pipeline 2.4%
Dynegy, Inc. Class A                               332,000       18,612,750
Enron Corporation                                  107,000        8,894,375
                                                                -----------
                                                                 27,507,125
Oil & Gas - United States Exploration &
  Production 0.6%
Anadarko Petroleum Corporation                      90,000        6,397,200

Paper & Paper Products 1.3%
International Paper Company                        369,000       15,059,812

Retail - Drug Stores 0.5%
Walgreen Company                                   136,800        5,719,950

Retail - Major Discount Chains 4.6%
Target Corporation                                 473,000       15,254,250
Wal-Mart Stores, Inc.                              700,000       37,187,500
                                                                -----------
                                                                 52,441,750
Retail - Super/Mini Markets 0.7%
The Kroger Company (b)                             302,000        8,172,875

Retail/Wholesale - Building Products 0.9%
The Home Depot, Inc.                               213,500        9,754,281

--------------------------------------------------------------------------------

                                              Shares or
                                              Principal          Value
                                               Amount           (Note 2)
---------------------------------------------------------------------------
Soap & Cleaning Preparations 0.3%
The Procter & Gamble Company                     42,000      $    3,294,375

Telecommunications - Equipment 2.3%
JDS Uniphase Corporation (b)                     72,000           3,001,500
Nokia Corporation Sponsored ADR                 415,000          18,052,500
Nortel Networks Corporation                     150,000           4,809,375
                                                             --------------
                                                                 25,863,375
Telecommunications - Services 0.8%
McLeod, Inc. (b)                                621,000           8,771,625

Tobacco 1.0%
Philip Morris Companies, Inc.                   267,000          11,748,000

Utility - Electric Power 3.1%
Duke Energy Corporation                         420,000          35,805,000
---------------------------------------------------------------------------
Total Common Stocks (Cost $897,485,745)                       1,137,462,647
---------------------------------------------------------------------------
Convertible Bonds 1.0%
VERITAS Software Corporation Subordinated
  Notes, 5.25%, Due 11/01/04                 $1,165,000          10,780,619
---------------------------------------------------------------------------
Total Convertible Bonds (Cost $16,532,276)                       10,780,619
---------------------------------------------------------------------------

Short-Term Investments (a) 0.1%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.32%                        83,700              83,700
Sara Lee Corporation, 6.25%                         115                 115
                                                             --------------
                                                                     83,815
Repurchase Agreements 0.1%
ABN-AMRO Inc. (Dated 12/29/00), 6.05%
  Due 1/02/01 (Repurchase proceeds $1,300,874);
  Collateralized by: United States Government
  and Agency Issues (e)                       1,300,000           1,300,000
---------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,383,815)                    1,383,815
---------------------------------------------------------------------------
---------------------------------------------------------------------------
Total Investments in Securities (Cost $915,401,836) 100.4%    1,149,627,081
Other Assets and Liabilities, Net (0.4%)                         (4,373,683)
---------------------------------------------------------------------------
Net Assets 100.0%                                            $1,145,253,398
===========================================================================

---------------------------------------------------------------------------
LEGEND
---------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c) All or a portion of security pledged or segregated to cover margin requirements for futures contracts and when-issued securities.
(d)  Restricted security.
(e)  See Note 2(I) of Notes to Financial Statements.
(f)  All or a portion of security is when-issued.

Percentages are stated as a percent of net assets.

                      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2000


                                                                              (In Thousands, Except Per Share Amounts)

                                                                 Strong American   Strong Balanced   Strong Limited   Strong Schafer
                                                                  Utilities Fund         Fund        Resources Fund   Balanced Fund
                                                                 ---------------   ---------------   --------------   --------------
Assets:
  Investments in Securities, at Value (Cost of $228,120,
    $309,984, $11,196 and $3,595, respectively)                       $298,304          $354,655          $14,637          $3,894
  Receivable for Securities Sold                                         1,351             8,217               --              --
  Receivable for Fund Shares Sold                                          168                 3                2              --
  Dividends and Interest Receivable                                        522             2,845                9              33
  Paydown Receivable                                                        --                27               --              --
  Variation Margin Receivable                                               --               191               --              --
  Other Assets                                                               2                 3                9              13
                                                                      --------          --------          -------          ------
  Total Assets                                                         300,347           365,941           14,657           3,940

Liabilities:
  Payable for Securities Purchased                                       2,247            19,136               73              --
  Payable for Fund Shares Redeemed                                         153                24               --              --
  Accrued Operating Expenses and Other Liabilities                          60                88               12               5
                                                                      --------          --------          -------          ------
  Total Liabilities                                                      2,460            19,248               85               5
                                                                      --------          --------          -------          ------
Net Assets                                                            $297,887          $346,693          $14,572          $3,935
                                                                      ========          ========          =======          ======

Net Assets Consist of:
  Capital  Stock (par value and paid-in capital)                      $229,000          $300,053          $12,208          $3,882
  Undistributed Net Investment Income                                       28                34                4               1
  Accumulated Net Realized Gain (Loss)                                  (1,325)              994           (1,081)           (247)
  Net Unrealized Appreciation                                           70,184            45,612            3,441             299
                                                                      --------          --------          -------          ------
  Net Assets                                                          $297,887          $346,693          $14,572          $3,935
                                                                      ========          ========          =======          ======
Capital Shares Outstanding
  (Unlimited Number Authorized)                                         17,035            15,882            1,168             361

Net Asset Value Per Share                                             $  17.49          $  21.83          $ 12.48          $10.91
                                                                      ========          ========          =======          ======

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2000
                                                 (In Thousands, Except As Noted)

                                                           Strong Blue Chip
                                                               100 Fund
                                                           ----------------
Assets:
  Investments in Securities, at Value (Cost of $494,061)     $    530,359
  Receivable for Fund Shares Sold                                     104
  Dividends and Interest Receivable                                   334
  Other Assets                                                         10
                                                             ------------
  Total Assets                                                    530,807

Liabilities:
  Payable for Securities Purchased                                 29,348
  Payable for Fund Shares Redeemed                                    637
  Accrued Operating Expenses and Other Liabilities                    178
                                                             ------------
  Total Liabilities                                                30,163
                                                             ------------
Net Assets                                                   $    500,644
                                                             ============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)              $    484,030
  Accumulated Net Investment Loss                                    (157)
  Accumulated Net Realized Loss                                   (19,527)
  Net Unrealized Appreciation                                      36,298
                                                             ------------
  Net Assets                                                 $    500,644
                                                             ============

Investor Class ($ and shares in full)
  Net Assets                                                 $498,527,769
  Capital Shares Outstanding (Unlimited Number Authorized)     30,097,341

Net Asset Value Per Share                                    $      16.56
                                                             ============

Advisor Class ($ and shares in full)
  Net Assets                                                 $  2,116,133
  Capital Shares Outstanding (Unlimited Number Authorized)        128,005

Net Asset Value Per Share                                    $      16.53
                                                             ============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
December 31, 2000

                                                 (In Thousands, Except As Noted)


                                                           Strong Growth
                                                          and Income Fund
                                                          ---------------
Assets:
  Investments in Securities, at Value (Cost of $915,402)   $    1,149,627
  Receivable for Securities Sold                                   14,389
  Receivable for Fund Shares Sold                                     621
  Dividends and Interest Receivable                                   697
  Other Assets                                                         77
                                                           --------------
  Total Assets                                                  1,165,411

Liabilities:
  Payable for Securities Purchased                                 16,396
  Payable for Fund Shares Redeemed                                  3,447
  Accrued Operating Expenses and Other Liabilities                    315
                                                           --------------
  Total Liabilities                                                20,158
                                                           --------------
Net Assets                                                 $    1,145,253
                                                           ==============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)            $      938,196
  Accumulated Net Investment Loss                                     (25)
  Accumulated Net Realized Loss                                   (27,143)
  Net Unrealized Appreciation                                     234,225
                                                           --------------
  Net Assets                                               $    1,145,253
                                                           ==============

Investor Class ($ and shares in full)
  Net Assets                                               $1,109,154,835
  Capital Shares Outstanding (Unlimited Number Authorized)     43,723,035

Net Asset Value Per Share                                  $        25.37
                                                           ==============

Institutional Class ($ and shares in full)
  Net Assets                                               $   31,394,441
  Capital Shares Outstanding (Unlimited Number Authorized)      1,233,136

Net Asset Value Per Share                                  $        25.46
                                                           ==============

Advisor Class ($ and shares in full)
  Net Assets                                               $    4,704,121
  Capital Shares Outstanding (Unlimited Number Authorized)        185,804

Net Asset Value Per Share                                  $        25.32
                                                           ==============

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                            (In Thousands)

                                                                   Strong American Utilities Fund        Strong Balanced Fund
                                                                   ------------------------------    ------------------------------
                                                                   Period Ended       Year Ended     Period Ended      Year Ended
                                                                   Dec. 31, 2000    Oct. 31, 2000    Dec. 31, 2000    Oct. 31, 2000
                                                                   -------------    -------------    -------------    -------------
                                                                      (Note 1)                          (Note 1)
Income:
   Dividends (net of foreign withholding taxes
     of $8, $84, $0 and $16, respectively)                            $ 1,435          $ 6,689          $   326          $ 2,647
   Interest                                                               200              590            2,264           12,894
                                                                      -------          -------          -------          -------
   Total Income                                                         1,635            7,279            2,590           15,541

Expenses:
   Investment Advisory Fees                                               233            1,282              333            2,314
   Administrative Fees                                                    116              368              149              615
   Custodian Fees                                                           5               28                4               18
   Shareholder Servicing Costs                                             81              422              126              665
   Reports to Shareholders                                                 26               92                8              163
   Other                                                                   18               55               18               74
                                                                      -------          -------          -------          -------
   Total Expenses before Fees Paid Indirectly by Advisor                  479            2,247              638            3,849
   Fees Paid Indirectly by Advisor (Note 3)                                --               (2)              (1)              (3)
                                                                      -------          -------          -------          -------
   Expenses, Net                                                          479            2,245              637            3,846
                                                                      -------          -------          -------          -------
Net Investment Income                                                   1,156            5,034            1,953           11,695

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                          774           12,005            1,898           19,389
     Futures Contracts and Options                                         --               --            1,527             (928)
                                                                      -------          -------          -------          -------
     Net Realized Gain                                                    774           12,005            3,425           18,461
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                       16,146           11,819          (26,346)         (11,900)
     Futures Contracts                                                     --               --              248              967
                                                                      -------          -------          -------          -------
     Net Change in Unrealized Appreciation/Depreciation                16,146           11,819          (26,098)         (10,933)
                                                                      -------          -------          -------          -------
Net Gain (Loss) on Investments                                         16,920           23,824          (22,673)           7,528
                                                                      -------          -------          -------          -------
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                          $18,076          $28,858         ($20,720)         $19,223
                                                                      =======          =======          =======          =======

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                           (In Thousands)

                                                    Strong Limited Resources Fund    Strong Schafer Balanced Fund
                                                    -----------------------------   ------------------------------
                                                     Period Ended    Year Ended     Period Ended     Year Ended
                                                    Dec. 31, 2000   Oct. 31, 2000   Dec. 31, 2000   Sept. 30, 2000
                                                    -------------   -------------   -------------   --------------
                                                       (Note 1)                        (Note 1)
Income:
  Dividends (net of foreign withholding taxes
    of $0, $1, $0 and $1, respectively)                   $   31        $   95              $ 8           $ 36
  Interest                                                    11            26               21            107
                                                          ------        ------              ---           ----
  Total Income                                                42           121               29            143

Expenses:
  Investment Advisory Fees                                    16            63                9             46
  Administrative Fees                                          5            15               --             --
  Custodian Fees                                              --             2               --              1
  Shareholder Servicing Costs                                 10            22                5             20
  Reports to Shareholders                                      1             9                7             30
  Professional Fees                                            2             6                7             13
  Federal and State Registration Fees                          4            23                6             23
  Other                                                       --             6                2              6
                                                          ------        ------              ---           ----
  Total Expenses before Waivers and Absorptions               38           146               36            139
  Involuntary Expense Waivers and Absorptions
    by Advisor                                                --            (5)             (17)           (47)
                                                          ------        ------              ---           ----
  Expenses, Net                                               38           141               19             92
                                                          ------        ------              ---           ----
Net Investment Income (Loss)                                   4           (20)              10             51

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                    (56)          107               17           (237)
  Net Change in Unrealized Appreciation/
    Depreciation on Investments                            1,687         1,332               66            520
                                                          ------        ------              ---           ----
Net Gain on Investments                                    1,631         1,439               83            283
                                                          ------        ------              ---           ----
Net Increase in Net Assets
  Resulting from Operations                               $1,635        $1,419              $93           $334
                                                          ======        ======              ===           ====

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                  (In Thousands)

                                                                              Strong Blue Chip 100 Fund
                                                                            -----------------------------
                                                                             Period Ended    Year Ended
                                                                            Dec. 31, 2000   Oct. 31, 2000
                                                                            -------------   -------------
                                                                               (Note 1)
Income:
  Dividends (net of foreign withholding taxes of $0 and $2, respectively)      $     713         $ 3,433
  Interest                                                                           172             362
                                                                               ---------         -------
  Total Income                                                                       885           3,795

Expenses:
  Investment Advisory Fees                                                           458           3,429
  Administrative Fees - Investor Class                                               228           1,039
  Custodian Fees                                                                      11              40
  Shareholder Servicing Costs - Investor Class                                       265           1,463
  Reports to Shareholders - Investor Class                                            57             436
  Transfer Agency Banking Charges - Investor Class                                    --               7
  Other                                                                               23             124
                                                                               ---------         -------
  Total Expenses                                                                   1,042           6,538
                                                                               ---------         -------
Net Investment Loss                                                                 (157)         (2,743)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                                        (16,292)         31,778
  Net Change in Unrealized Appreciation/Depreciation on Investments              (84,045)         42,149
                                                                               ---------         -------
Net Gain (Loss) on Investments                                                  (100,337)         73,927
                                                                               ---------         -------
Net Increase (Decrease) in Net Assets Resulting from Operations                ($100,494)        $71,184
                                                                               =========         =======

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                           (In Thousands)

                                                                                     Strong Growth and Income Fund
                                                                                     -----------------------------
                                                                                     Period Ended     Year Ended
                                                                                     Dec. 31, 2000   Oct. 31, 2000
                                                                                     -------------   -------------
                                                                                        (Note 1)
Income:
  Dividends (net of foreign withholding taxes of $0 and $72, respectively)              $   2,031        $  7,936
  Interest                                                                                     38             196
                                                                                        ---------        --------
  Total Income                                                                              2,069           8,132

Expenses:
  Investment Advisory Fees                                                                  1,088           6,930
  Administrative Fees - Investor Class                                                        487           1,980
  Administrative Fees - Institutional Class                                                     1              --
  Administrative Fees - Advisor Class                                                           1              --
  Custodian Fees                                                                                7              36
  Shareholder Servicing Costs - Investor Class                                                421           2,289
  Reports to Shareholders - Investor Class                                                     53             563
  Transfer Agency Banking Charges - Investor Class                                             --               5
  12b-1 Fees - Advisor Class                                                                    1              --
  Other                                                                                        37             238
                                                                                        ---------        --------
  Total Expenses before Fees Paid Indirectly by Advisor                                     2,096          12,041
  Fees Paid Indirectly by Advisor - Investor Class (Note 3)                                    (2)             --
                                                                                        ---------        --------
  Expenses, Net                                                                             2,094          12,041
                                                                                        ---------        --------
Net Investment Loss                                                                           (25)         (3,909)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                           (20,306)         11,123
    Options Contracts                                                                          --            (705)
                                                                                        ---------        --------
    Net Realized Gain (Loss)                                                              (20,306)         10,418
  Net Change in Unrealized Appreciation/Depreciation on Investments                       (95,947)         92,176
                                                                                        ---------        --------
Net Gain (Loss) on Investments                                                           (116,253)        102,594
                                                                                        ---------        --------
Net Increase (Decrease) in Net Assets Resulting from Operations                         $(116,278)       $ 98,685
                                                                                        =========        ========

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                           (In Thousands)

                                        Strong American Utilities Fund                           Strong Balanced Fund
                                -----------------------------------------------    -----------------------------------------------
                                Period Ended      Year Ended       Year Ended      Period Ended      Year Ended       Year Ended
                                Dec. 31, 2000    Oct. 31, 2000    Oct. 31, 1999    Dec. 31, 2000    Oct. 31, 2000    Oct. 31, 1999
                                -------------    -------------    -------------    -------------    -------------    -------------
                                  (Note 1)                                           (Note 1)         (Note 1)
Operations:
  Net Investment Income           $  1,156         $  5,034         $  5,420         $  1,953         $ 11,695         $  9,723
  Net Realized Gain                    774           12,005           22,724            3,425           18,461            9,892
  Net Change in Unrealized
   Appreciation/Depreciation        16,146           11,819           (2,801)         (26,098)         (10,933)          41,258
                                  --------         --------         --------         --------         --------         --------
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations                         18,076           28,858           25,343          (20,720)          19,223           60,873

Distributions:
  From Net Investment Income        (1,429)          (4,846)          (5,845)          (3,198)         (11,742)          (9,224)
  From Net Realized Gains          (12,857)         (23,398)          (8,562)         (19,904)         (10,681)              --
                                  --------         --------         --------         --------         --------         --------
  Total Distributions              (14,286)         (28,244)         (14,407)         (23,102)         (22,423)          (9,224)

Capital Share Transactions
 (Note 6):
  Net Increase in Net Assets
   from Capital Share
   Transactions                     33,815           14,937           19,530           18,980           30,827            3,867
                                  --------         --------         --------         --------         --------         --------
Total Increase (Decrease) in
 Net Assets                         37,605           15,551           30,466          (24,842)          27,627           55,516

Net Assets:
  Beginning of Period              260,282          244,731          214,265          371,535          343,908          288,392
                                  --------         --------         --------         --------         --------         --------
  End of Period                   $297,887         $260,282         $244,731         $346,693         $371,535         $343,908
                                  ========         ========         ========         ========         ========         ========

                                        Strong Limited Resources Fund                        Strong Schafer Balanced Fund
                               -----------------------------------------------    -------------------------------------------------
                               Period Ended      Year Ended       Year Ended      Period Ended       Year Ended        Year Ended
                               Dec. 31, 2000    Oct. 31, 2000    Oct. 31, 1999    Dec. 31, 2000    Sept. 30, 2000    Sept. 30, 1999
                               -------------    -------------    -------------    -------------    --------------    --------------
                                 (Note 1)                                           (Note 1)
Operations:
  Net Investment Income (Loss)    $     4          $   (20)         $  (15)          $   10           $    52           $    95
  Net Realized Gain (Loss)            (56)             107            (465)              17              (237)              170
  Net Change in Unrealized
   Appreciation/Depreciation        1,687            1,332           1,071               66               520               770
                                  -------          -------          ------           ------           -------           -------
  Net Increase in Net Assets
   Resulting from Operations        1,635            1,419             591               93               335             1,035

Distributions:
  From Net Investment Income           --               --              --              (20)              (41)              (98)
  In Excess of Net Investment
   Income                              --               --              (8)              --                --                --
  From Net Realized Gains              --               --              --               --              (176)              (70)
                                  -------          -------          ------           ------           -------           -------
  Total Distributions                  --               --              (8)             (20)             (217)             (168)

Capital Share Transactions
 (Note 6):
  Net Increase (Decrease) in
   Net Assets from Capital
   Share Transactions               1,589            3,822             578              (18)           (2,472)           (2,552)
                                  -------          -------          ------           ------           -------           -------
Total Increase (Decrease) in
 Net Assets                         3,224            5,241           1,161               55            (2,354)           (1,685)
Net Assets:
  Beginning of Period              11,348            6,107           4,946            3,880             6,234             7,919
                                  -------          -------          ------           ------           -------           -------
  End of Period                   $14,572          $11,348          $6,107           $3,935           $ 3,880           $ 6,234
                                  =======          =======          ======           ======           =======           =======

                      See Notes to Financial Statements.                      31

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                              (In Thousands)

                                                                                         Strong Blue Chip 100 Fund
                                                                              ----------------------------------------------
                                                                              Period Ended      Year Ended      Year Ended
                                                                              Dec. 31, 2000    Oct. 31, 2000   Oct. 31, 1999
                                                                              -------------    -------------   -------------
                                                                                 (Note 1)
Operations:
  Net Investment Loss                                                          ($      157)     ($    2,743)     ($   1,011)
  Net Realized Gain (Loss)                                                         (16,292)          31,778          (1,779)
  Net Change in Unrealized Appreciation/Depreciation                               (84,045)          42,149          70,997
                                                                                 ---------       ----------        ---------
  Net Increase (Decrease) in Net Assets Resulting from Operations                 (100,494)          71,184          68,207
Distributions:
  From Net Investment Income:
    Investor Class                                                                      --               --              (6)
  From Net Realized Gains:
    Investor Class                                                                 (28,659)              --              --
    Advisor Class                                                                       (2)              --              --
                                                                                 ---------       ----------        --------
  Total Distributions                                                              (28,661)              --              (6)
Capital Share Transactions (Note 6):
  Net Increase in Net Assets from Capital Share Transactions                        13,392           60,383         326,731
                                                                                 ---------       ----------        --------
Total Increase (Decrease) in Net Assets                                           (115,763)         131,567         394,932
Net Assets:
  Beginning of Period                                                              616,407          484,840          89,908
                                                                                 ---------       ----------        --------
  End of Period                                                                  $ 500,644       $  616,407        $484,840
                                                                                 =========       ==========        ========


                                                                                     Strong Growth and Income Fund
                                                                              ----------------------------------------------
                                                                              Period Ended      Year Ended      Year Ended
                                                                              Dec. 31, 2000   Oct. 31, 2000   Oct. 31, 1999
                                                                              -------------   -------------   -------------
                                                                                 (Note 1)
Operations:
  Net Investment Loss                                                           ($       25)    ($    3,909)      ($    932)
  Net Realized Gain (Loss)                                                          (20,306)         10,418           5,774
  Net Change in Unrealized Appreciation/Depreciation                                (95,947)         92,176         162,221
                                                                                 ----------      ----------        --------
  Net Increase (Decrease) in Net Assets Resulting from Operations                  (116,278)         98,685         167,063
Distributions:
  From Net Investment Income:
    Investor Class                                                                       --              --             (59)
  From Net Realized Gains:
    Investor Class                                                                  (13,986)           (865)             --
    Institutional Class                                                                (330)             --              --
    Advisor Class                                                                        (3)             --              --
                                                                                 ----------      ----------        --------
  Total Distributions                                                               (14,319)           (865)            (59)
Capital Share Transactions (Note 6):
  Net Increase in Net Assets from Capital Share Transactions                         46,636         269,932         295,570
                                                                                 ----------      ----------        --------
Total Increase (Decrease) in Net Assets                                             (83,961)        367,752         462,574
Net Assets:
  Beginning of Period                                                             1,229,214         861,462         398,888
                                                                                 ----------      ----------        --------
  End of Period                                                                  $1,145,253      $1,229,214        $861,462
                                                                                 ==========      ==========        ========

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2000

1.  Organization
    The accompanying financial statements represent the Strong Growth and Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

    - Strong American Utilities Fund(3) (a series of Strong Conservative Equity Funds, Inc.(1))
    - Strong Balanced Fund, Inc.(1)(2)
    - Strong Limited Resources Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
    - Strong Schafer Balanced Fund(2) (a series of Strong Schafer Funds,
      Inc.(1))
    - Strong Blue Chip 100 Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))
    - Strong Growth and Income Fund(2) (a series of Strong Conservative Equity Funds, Inc.(1))

      (1) An open-end management investment company registered under the Investment Company Act of 1940, as amended.

      (2) Diversified Fund

      (3) Non-Diversified Fund

    During 2000, the Board of Directors of Strong American Utilities Fund, Strong Balanced Fund, Strong Limited Resources Fund, Strong Blue Chip 100 Fund and Strong Growth and Income Fund approved changing the Funds' fiscal year-end from October 31st to December 31st. Accordingly, the activity of these Funds is presented for the period from November 1, 2000 to December 31, 2000. During 2000, the Board of Directors of Strong Schafer Balanced Fund approved changing the Fund's fiscal year-end from September 30th to December 31st. Accordingly, the activity of this Fund is presented for the period from October 1, 2000 to December 31, 2000.

    Effective March 1, 2000, the Strong Blue Chip 100 Fund has issued two classes of shares: Investor Class and Advisor Class and Strong Growth and Income Fund has issued three classes of shares: Investor Class, Institutional Class and Advisor Class. Shares held prior to March 1, 2000 were designated as Investor Class shares. Each class of shares is subject to an administrative fee and the Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

2.  Significant Accounting Policies

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

    (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

         The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at December 31, 2000 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                     Aggregate       Aggregate       Percent of
                                        Cost         Fair Value      Net Assets
                                     ----------      ----------      ----------
         Strong Balanced Fund        $2,143,730      $2,189,218         0.6%

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

         Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         Each Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

--------------------------------------------------------------------------------
December 31, 2000

    (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

         Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

    (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

    (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

    (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

    (L) Reclassifications -- Certain prior year amounts have been reclassified to conform to the current period presentation.

-------------------------------------------------------------------------------

3.  Related Party Transactions
    The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                   Administrative     Administrative      Administrative
                                                                       Fees -             Fees -               Fees
                                  Advisory Fees   Advisory Fees    Investor Class   Institutional Class   Advisor Class
                                  Nov. 1, 1999-   March 1, 2000-   March 1, 2000-      March 1, 2000-     March 1, 2000-
                                  Feb. 29, 2000   Dec. 31, 2000    Dec. 31, 2000       Dec. 31, 2000      Dec. 31, 2000
                                  -------------   --------------   --------------   -------------------   --------------
Strong American Utilities Fund         0.75%         0.50%              0.25%                *                   *
Strong Balanced Fund                   0.85%**       0.60%***           0.25%                *                   *
Strong Limited Resources Fund          1.00%         0.75%              0.25%                *                   *
Strong Schafer Balanced Fund           1.00%         1.00%                *                  *                   *
Strong Blue Chip 100 Fund              0.75%         0.50%              0.25%               ****                0.25%
Strong Growth and Income Fund          0.80%         0.55%              0.25%               0.02%               0.25%

* Does not offer Institutional or Advisor Class shares. Strong Schafer Balanced Fund does not have Administrative Fees.

** The investment advisory fees are 0.85% of the first $35 million and 0.80% thereafter.

*** The investment advisory fees are 0.60% of the first $35 million and 0.55% thereafter.

****  Does not offer Institutional Class shares.

Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

W. H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong American Utilities Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Reaves directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the period ended December 31, 2000, and the year ended October 31, 2000 totaled $77,334 and $674,814, respectively.

Scarborough Investment Advisers LLC manages the investments of Strong Limited Resources Fund under an agreement with the Advisor. Scarborough is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

Schafer Capital Management, Inc. ("Schafer") manages the investments of Strong Schafer Balanced Fund under a subadvisory agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

Strong Blue Chip 100 Fund and Strong Growth and Income Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the period ended December 31, 2000, Strong Blue Chip 100 Fund and Strong Growth and Income Fund incurred 12b-1 fees of $309 and $571, respectively. For the year ended October 31, 2000, Strong Blue Chip 100 Fund and Strong Growth and Income Fund incurred 12b-1 fees of $53 and $297, respectively.

The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

--------------------------------------------------------------------------------
December 31, 2000

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, is as follows:

                                                                         Period Ended December 31, 2000
                                                            --------------------------------------------------------
                                              Payable to    Shareholder Servicing    Transfer Agency    Unaffiliated
                                              Advisor at      and Other Expenses         Banking         Directors'
                                            Dec. 31, 2000      Paid to Advisor      Charges/(Credits)       Fees
                                            -------------   ---------------------   -----------------   ------------
Strong American Utilities Fund                $ 39,107            $ 80,772              ($   27)           $  470
Strong Balanced Fund                            65,235             125,686                 (641)              801
Strong Limited Resources Fund                    8,593              10,203                  503               253
Strong Schafer Balanced Fund                     5,231               4,875                  752               251
Strong Blue Chip 100 Fund                      130,353             265,207                   10             1,271
Strong Growth and Income Fund                  208,945             421,589               (2,174)            2,238

                                                                         Year Ended October 31, 2000
                                                           --------------------------------------------------------
                                                           Shareholder Servicing    Transfer Agency    Unaffiliated
                                                            and Other Expenses          Banking         Directors'
                                                              Paid to Advisor      Charges/(Credits)       Fees
                                                           ---------------------   -----------------   ------------
Strong American Utilities Fund                                  $  423,494              ($2,147)         $ 4,098
Strong Balanced Fund                                               666,954               (2,990)           6,705
Strong Limited Resources Fund                                       22,080                1,786              861
Strong Schafer Balanced Fund*                                       20,573                2,202            1,229
Strong Blue Chip 100 Fund                                        1,468,359                6,634           10,218
Strong Growth and Income Fund                                    2,295,860                5,352           17,505

*  For the year ended September 30, 2000.

4.  Line of Credit

The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 2000, there were no borrowings by the Funds outstanding under the LOC.

5.  Investment Transactions

The aggregate purchases and sales of long-term securities were as follows:

                                                                  Period Ended December 31, 2000
                                            --------------------------------------------------------------------------
                                                        Purchases                                  Sales
                                            ---------------------------------        ---------------------------------
                                            U.S. Government                          U.S. Government
                                               and Agency            Other              and Agency           Other
                                            ---------------      ------------        ---------------     -------------
Strong American Utilities Fund               $         --        $ 36,722,534         $         --        $ 17,866,326
Strong Balanced Fund                          100,547,524         103,028,973          113,309,585         105,782,978
Strong Limited Resources Fund                          --           1,745,055                   --           1,076,615
Strong Schafer Balanced Fund                           --              73,096                   --              63,447
Strong Blue Chip 100 Fund                              --         113,212,875                   --         132,015,832
Strong Growth and Income Fund                          --         312,072,488                   --         269,474,442


                                                                  Year Ended October 31, 2000
                                            --------------------------------------------------------------------------
                                                        Purchases                                  Sales
                                            ---------------------------------        ---------------------------------
                                            U.S. Government                          U.S. Government
                                               and Agency            Other              and Agency           Other
                                            ---------------      ------------        ---------------    --------------
Strong American Utilities Fund               $         --      $  255,520,977         $         --      $  238,591,130
Strong Balanced Fund                          251,374,266         325,778,410          217,468,133         316,647,244
Strong Limited Resources Fund                          --           7,429,781                   --           3,773,569
Strong Schafer Balanced Fund*                          --           1,573,351            1,209,315           3,014,957
Strong Blue Chip 100 Fund                              --         461,621,273                   --         398,068,423
Strong Growth and Income Fund                          --       1,608,090,128                   --       1,344,014,689

*  For the year ended September 30, 2000.

--------------------------------------------------------------------------------


6.  Capital Share Transactions

                                                 Strong American Utilities Fund                     Strong Balanced Fund
                                          --------------------------------------------  --------------------------------------------
                                          Period Ended      Year Ended     Year Ended   Period Ended      Year Ended    Year Ended
                                          Dec. 31, 2000   Oct. 31, 2000  Oct. 31, 1999  Dec. 31, 2000   Oct. 31, 2000  Oct. 31, 1999
                                          -------------   -------------  -------------  -------------   -------------  -------------
                                            (Note 1)                                       (Note 1)
Capital Share Transactions of Each
  of the Funds Were as Follows:
  Proceeds from Shares Sold                $35,137,611    $124,348,888   $108,125,690    $ 5,910,669   $194,253,343    $61,187,544
  Proceeds from Reinvestment of
    Distributions                           13,553,969      26,597,194     13,629,156     22,336,151     21,601,175      8,843,599
  Payment for Shares Redeemed              (14,876,175)   (136,009,060)  (102,224,773)    (9,266,815)  (185,027,305)   (66,164,564)
                                           -----------    ------------   ------------    -----------   ------------    -----------
  Net Increase in Net Assets
    from Capital Share Transactions        $33,815,405    $ 14,937,022   $ 19,530,073    $18,980,005   $ 30,827,213    $ 3,866,579
                                           ===========    ============   ============    ===========   ============    ===========

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                       2,049,419       7,664,676      6,418,152        256,858      7,409,638      2,544,251
  Issued in Reinvestment of Distributions      818,433       1,791,268        809,700      1,025,423        845,987        369,652
  Redeemed                                    (869,675)     (8,660,662)    (6,122,487)      (400,409)    (7,056,431)    (2,752,247)
                                           -----------    ------------   ------------    -----------   ------------    -----------
  Net Increase in Shares of the Fund         1,998,177         795,282      1,105,365        881,872      1,199,194        161,656
                                           ===========    ============   ============    ===========   ============    ===========



                                               Strong Limited Resources Fund                   Strong Schafer Balanced Fund
                                          ------------------------------------------  ----------------------------------------------
                                          Period Ended    Year Ended     Year Ended   Period Ended     Year Ended       Year Ended
                                          Dec. 31, 2000 Oct. 31, 2000  Oct. 31, 1999  Dec. 31, 2000  Sept. 30, 2000   Sept. 30, 1999
                                          ------------- -------------  -------------  -------------  --------------   --------------
                                             (Note 1)                                    (Note 1)
Capital Share Transactions of Each
  of the Funds Were as Follows:
  Proceeds from Shares Sold                $4,331,129    $16,282,419     $6,190,816      $622,944      $1,651,999       $3,727,879
  Proceeds from Reinvestment of
    Distributions                                  --             --          6,489        18,130         201,920          159,008
  Payment for Shares Redeemed              (2,741,652)   (12,460,615)    (5,618,899)     (658,974)     (4,325,762)      (6,438,818)
                                           ----------    -----------     ----------      --------      ----------       ----------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions        $1,589,477    $ 3,821,804     $  578,406     ($ 17,900)    ($2,471,843)     ($2,551,931)
                                           ==========    ===========     ==========      ========      ==========       ==========

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                        381,076      1,536,155        754,705        58,184         158,946          340,018
  Issued in Reinvestment of Distributions          --             --            854         1,672          20,084           15,504
  Redeemed                                   (246,626)    (1,211,570)      (681,931)      (62,196)       (423,066)        (615,097)
                                           ----------    -----------     ----------      --------      ----------       ----------
  Net Increase (Decrease) in Shares of
    the Fund                                  134,450        324,585         73,628        (2,340)       (244,036)        (259,575)
                                           ==========    ===========     ==========      ========      ==========       ==========

--------------------------------------------------------------------------------
December 31, 2000

                                                              Strong Blue Chip 100 Fund
                                                   -----------------------------------------------
                                                   Period Ended     Year Ended       Year Ended
                                                   Dec. 31, 2000    Oct. 31, 2000    Oct. 31, 1999
                                                   -------------    -------------    -------------
                                                      (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                         $ 28,947,324    $ 304,612,699    $ 506,739,748
  Proceeds from Reinvestment of Distributions         26,879,558               --            5,530
  Payment for Shares Redeemed                        (44,637,456)    (244,264,592)    (180,013,627)
                                                    ------------    -------------    -------------
  Net Increase in Net Assets from Capital
    Share Transactions                                11,189,426       60,348,107      326,731,651

ADVISOR CLASS
  Proceeds from Shares Sold                            2,217,318           55,136               --
  Proceeds from Reinvestment of Distributions                897               --               --
  Payment for Shares Redeemed                            (15,442)         (20,424)              --
                                                    ------------    -------------    -------------
  Net Increase in Net Assets from Capital
    Share Transactions                                 2,202,773           34,712               --
                                                    ------------    -------------    -------------
Net Increase in Net Assets from Capital
  Share Transactions                                $ 13,392,199    $  60,382,819     $326,731,651
                                                    ============    =============    =============
Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                 1,602,315       14,020,913       30,780,023
  Issued in Reinvestment of Distributions              1,597,111               --              352
  Redeemed                                            (2,467,740)     (11,448,281)     (10,779,715)
                                                    ------------    -------------    -------------
  Net Increase in Shares                                 731,686        2,572,632       20,000,660

ADVISOR CLASS
  Sold                                                   127,219            2,474               --
  Issued in Reinvestment of Distributions                     53               --               --
  Redeemed                                                  (849)            (892)              --
                                                    ------------    -------------    -------------
  Net Increase in Shares                                 126,423            1,582               --
                                                    ------------    -------------    -------------
Net Increase in Shares of the Fund                       858,109        2,574,214       20,000,660
                                                    ============    =============    =============

--------------------------------------------------------------------------------

                                                            Strong Growth and Income Fund
                                                   -----------------------------------------------
                                                   Period Ended      Year Ended       Year Ended
                                                   Dec. 31, 2000    Oct. 31, 2000    Oct. 31, 1999
                                                   -------------    -------------    -------------
                                                      (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                         $ 64,964,476    $ 625,406,213    $ 493,658,555
  Proceeds from Reinvestment of Distributions         13,355,266          830,405           57,543
  Payment for Shares Redeemed                        (67,051,026)    (357,545,791)    (198,145,274)
                                                    ------------    -------------    -------------
  Net Increase in Net Assets from Capital
    Share Transactions                                11,268,716      268,690,827      295,570,824

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                           30,949,449          789,236               --
  Proceeds from Reinvestment of Distributions            329,848               --               --
  Payment for Shares Redeemed                           (227,338)         (16,887)              --
                                                    ------------    -------------    -------------
  Net Increase in Net Assets from Capital
    Share Transactions                                31,051,959          772,349               --

ADVISOR CLASS
  Proceeds from Shares Sold                            4,736,138          724,154               --
  Proceeds from Reinvestment of Distributions              3,121               --               --
  Payment for Shares Redeemed                           (424,101)        (255,326)              --
                                                    ------------    -------------    -------------
  Net Increase in Net Assets from Capital
    Share Transactions                                 4,315,158          468,828               --
                                                    ------------    -------------    -------------
Net Increase in Net Assets from Capital
  Share Transactions                                $ 46,635,833    $ 269,932,004    $ 295,570,824
                                                    ============    =============    =============
Transactions in Shares of Each Class of the
  Funds Were as Follows:

INVESTOR CLASS
  Sold                                                 2,449,270       21,753,545       21,495,816
  Issued in Reinvestment of Distributions                530,813           29,148            2,633
  Redeemed                                            (2,594,685)     (12,544,459)      (8,693,980)
                                                    ------------    -------------    -------------
  Net Increase in Shares                                 385,398        9,238,234       12,804,469

INSTITUTIONAL CLASS
  Sold                                                 1,201,853           27,735               --
  Issued in Reinvestment of Distributions                 13,068               --               --
  Redeemed                                                (8,959)            (561)              --
                                                    ------------    -------------    -------------
  Net Increase in Shares                               1,205,962           27,174               --

ADVISOR CLASS
  Sold                                                   185,774           25,230               --
  Issued in Reinvestment of Distributions                    124               --               --
  Redeemed                                               (16,178)          (9,146)              --
                                                    ------------    -------------    -------------
  Net Increase in Shares                                 169,720           16,084               --
                                                    ------------    -------------    -------------
Net Increase in Shares of the Fund                     1,761,080        9,281,492       12,804,469
                                                    ============    =============    =============

--------------------------------------------------------------------------------
December 31, 2000

7.  Income Tax Information
    At December 31, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                    Federal Tax      Unrealized      Unrealized        Net
                                                        Cost        Appreciation    Depreciation   Appreciation
                                                    -----------     ------------    ------------   ------------
    Strong American Utilities Fund                  $230,133,215    $ 73,612,154    $ 5,441,777    $ 68,170,377
    Strong Balanced Fund                             311,564,855      66,780,126     23,689,870      43,090,256
    Strong Limited Resources Fund                     11,221,650       3,690,596        274,931       3,415,665
    Strong Schafer Balanced Fund                       3,653,281         448,374        207,225         241,149
    Strong Blue Chip 100 Fund                        497,295,501      77,505,213     44,441,663      33,063,550
    Strong Growth and Income Fund                    922,708,730     257,755,087     30,836,736     226,918,351

At October 31, 2000 (the tax year-end of the following Funds) Strong American Utilities Fund, Strong Balanced Fund, Strong Limited Resources Fund, Strong
Blue Chip 100 Fund and Strong Growth and Income Fund had capital loss carryovers (expiring in varying amounts through 2008) for federal income tax purposes of $0, $0, $1,000,007, $0, $0, respectively. At September 30, 2000 (the tax year-end of the following Fund) Strong Schafer Balanced Fund had capital loss carryovers (expiring in 2008) for federal income tax purposes of $186,882.

During the period ended December 31, 2000, the Funds paid capital gains distributions (taxable as long-term capital gains at 20%) to shareholders as follows (unaudited): Strong American Utilities Fund $12,857,398, Strong Balanced Fund $19,903,425, Strong Limited Resources Fund $0, Strong Schafer Balanced
Fund $0, Strong Blue Chip 100 Fund $25,523,766, and Strong Growth and Income Fund $14,318,979.

For the period ended October 31, 2000 (the tax year-end of these Funds) Strong Blue Chip 100 Fund and Strong Limited Resources Fund utilized $2,312,330 and $110,225, respectively, of their capital loss carryovers.

8.  Recent Financial Reporting Pronouncement
    In November 2000, the American Institute of Certified Public Accountants issued a new Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide supersedes its predecessor and is effective for fiscal years beginning after December 15, 2000. The new Guide, among other things, sets forth certain accounting principles that must be applied by investment companies and may require a change from their present practices. Investment companies will be required to amortize premiums and discounts on debt securities using the interest method and to record paydown gains and losses on asset-backed securities as adjustments to interest income, not as realized gains and losses. The Funds presently intend to adopt the Guide's provisions for the year ending December 31, 2001, and do not expect the adoption of the new Guide to have a significant effect on their recognition of income or gains and losses. Further, it will not affect the determination of either net asset values or total returns.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG AMERICAN UTILITIES FUND
--------------------------------------------------------------------------------

                                                                                            Period Ended
                                                                   ---------------------------------------------------------------
                                                                   Dec. 31,   Oct. 31,   Oct. 31,   Oct. 31,    Oct. 31,  Oct. 31,
Selected Per-Share Data(a)                                         2000(b)     2000       1999       1998        1997       1996
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $17.31     $17.18      $16.31     $13.97      $12.64     $11.73
Income From Investment Operations:
  Net Investment Income                                             0.07       0.37        0.37       0.35        0.40       0.40
  Net Realized and Unrealized Gains on Investments                  1.01       1.88        1.52       3.12        1.98       0.90
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  1.08       2.25        1.89       3.47        2.38       1.30
Less Distributions:
  From Net Investment Income                                       (0.08)     (0.36)      (0.41)     (0.37)      (0.38)     (0.39)
  From Net Realized Gains                                          (0.82)     (1.76)      (0.61)     (0.76)      (0.67)        --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              (0.90)     (2.12)      (1.02)     (1.13)      (1.05)     (0.39)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $17.49     $17.31      $17.18     $16.31      $13.97     $12.64
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +6.6%     +15.4%      +11.8%     +25.7%      +19.7%     +11.2%
  Net Assets, End of Period (In Millions)                           $298       $260        $245       $214        $135       $122
  Ratio of Expenses to Average Net Assets Without
    Fees Paid Indirectly by Advisor                                 1.0%*      1.0%        1.0%       1.0%        1.1%       1.2%
  Ratio of Expenses to Average Net Assets                           1.0%*      1.0%        1.0%       1.0%        1.1%       1.2%
  Ratio of Net Investment Income to Average Net Assets              2.5%*      2.3%        2.2%       2.4%        3.0%       3.2%
  Portfolio Turnover Rate                                           7.0%     106.8%       74.9%      69.0%       61.9%      84.0%


STRONG BALANCED FUND
----------------------------------------------------------------------------------------------------------------------------------

                                                                                            Period Ended
                                                                   ---------------------------------------------------------------
                                                                   Dec. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,   Oct. 31,
Selected Per-Share Data(a)                                         2000(b)     2000       1999       1998        1997       1996
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $24.77     $24.92     $21.14     $21.44      $20.12     $20.31
Income From Investment Operations:
  Net Investment Income                                              0.12       0.82       0.71       0.55        0.67       0.78
  Net Realized and Unrealized Gains (Losses) on Investments         (1.53)      0.61       3.75       1.75        2.96       1.05
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  (1.41)      1.43       4.46       2.30        3.63       1.83
Less Distributions:
  From Net Investment Income                                        (0.20)     (0.83)     (0.68)     (0.54)      (0.67)     (0.84)
  In Excess of Net Investment Income                                   --         --         --         --       (0.10)        --
  From Net Realized Gains                                           (1.33)     (0.75)        --      (2.04)      (1.54)     (1.18)
  In Excess of Realized Gains                                          --         --         --      (0.02)         --         --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (1.53)     (1.58)     (0.68)     (2.60)      (2.31)     (2.02)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $21.83     $24.77     $24.92     $21.14      $21.44     $20.12
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      -5.6%      +5.7%     +21.3%     +11.8%      +19.3%      +9.5%
  Net Assets, End of Period (In Millions)                            $347       $372       $344       $288        $277       $263
  Ratio of Expenses to Average Net Assets Without
    Fees Paid Indirectly by Advisor                                  1.1%*      1.1%       1.1%       1.0%        1.1%       1.1%
  Ratio of Expenses to Average Net Assets                            1.1%*      1.1%       1.1%       1.0%        1.1%       1.1%
  Ratio of Net Investment Income to Average Net Assets               3.3%*      3.2%       3.0%       2.5%        3.2%       3.9%
  Portfolio Turnover Rate                                           45.1%     150.9%      64.7%     185.9%      276.5%     446.7%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).


                      See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------
STRONG LIMITED RESOURCES FUND
-------------------------------------------------------------------------------------------------------
                                                                     Period Ended
                                               --------------------------------------------------------
                                               Dec. 31,    Oct. 31,    Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                   2000/(b)/     2000        1999        1998      1997/(c)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $10.98       $8.62      $7.79       $9.51       $10.00

Income From Investment Operations:
    Net Investment Income (Loss)                  0.00/(d)/  (0.02)     (0.02)      (0.04)          --
    Net Realized and Unrealized Gains
      (Losses) on Investments                     1.50        2.38       0.86       (1.68)       (0.49)
-------------------------------------------------------------------------------------------------------
    Total from Investment Operations              1.50        2.36       0.84       (1.72)       (0.49)

Less Distributions:
    From Net Investment Income                      --          --         --        0.00/(d)/      --
    In Excess of Net Investment Income              --          --      (0.01)         --           --
-------------------------------------------------------------------------------------------------------
    Total Distributions                             --          --      (0.01)       0.00/(d)/      --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $12.48      $10.98      $8.62       $7.79        $9.51
=======================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------
    Total Return                                +13.7%      +27.4%     +10.8%      -18.0%        -4.9%
    Net Assets, End of Period (In Millions)        $15         $11         $6          $5           $5
    Ratio of Expenses to Average Net Assets
      Without Waivers and Absorptions             1.8%*       1.9%       2.0%        2.0%         2.0%*
    Ratio of Expenses to Average Net Assets       1.8%*       1.8%       2.0%        2.0%         2.0%*
    Ratio of Net Investment Income (Loss)
      to Average Net Assets                       0.2%*      (0.3%)     (0.3%)      (0.4%)        0.0%/(d)/*
    Portfolio Turnover Rate                       9.3%       51.4%      55.4%       61.2%         1.2%

STRONG SCHAFER BALANCED FUND
------------------------------------------------------------------------------------------------------------
                                                                                Period Ended
                                                                --------------------------------------------
                                                                Dec. 31,   Sept. 30,   Sept. 30,   Sept. 30,
Selected Per-Share Data/(a)/                                    2000/(e)/     2000       1999      1998/(f)/
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.69     $10.27       $9.14      $10.00

Income From Investment Operations:
    Net Investment Income                                          0.03       0.13        0.15        0.10
    Net Realized and Unrealized Gains (Losses) on Investments      0.25       0.72        1.22       (0.86)
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               0.28       0.85        1.37       (0.76)

Less Distributions:
    From Net Investment Income                                    (0.06)     (0.10)      (0.15)      (0.10)
    From Net Realized Gains                                          --      (0.33)      (0.09)         --
------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (0.06)     (0.43)      (0.24)      (0.10)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.91     $10.69      $10.27       $9.14
============================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------
    Total Return                                                  +2.6%      +8.6%      +15.1%       -7.7%
    Net Assets, End of Period (In Millions)                          $4         $4          $6          $8
    Ratio of Expenses to Average Net Assets                        2.0%*      2.0%        2.0%        2.0%*
    Ratio of Net Investment Income to Average Net Assets           1.1%*      1.1%        1.3%        1.5%*
    Portfolio Turnover Rate                                        2.1%      35.7%       87.9%       45.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
(c)  For the period from September 30, 1997 (inception) to October 31, 1997.
(d)  Amount calculated is less than $0.01 or 0.1%.
(e) In 2000, the Fund changed its fiscal year-end from September to December (Note 1).
(f)  For the period December 31, 1997 (inception) to September 30, 1998.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG BLUE CHIP 100 FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                        Period Ended
                                                          --------------------------------------------------------------------------
                                                          Dec. 31,        Oct. 31,        Oct. 31,        Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                              2000/(b)/         2000            1999           1998           1997/(c)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $20.99         $18.10           $13.24          $10.39          $10.00

Income From Investment Operations:
   Net Investment Income (Loss)                             (0.01)         (0.09)           (0.04)           0.10            0.01
   Net Realized and Unrealized Gains (Losses) on
     Investments                                            (3.42)          2.98             4.90            2.86            0.38
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         (3.43)          2.89             4.86            2.96            0.39

Less Distributions:
   From Net Investment Income                                  --             --            (0.00)/(d)/     (0.11)             --
   From Net Realized Gains                                  (1.00)            --               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                      (1.00)            --            (0.00)/(d)/     (0.11)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                             $16.56         $20.99           $18.10          $13.24          $10.39
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                             -16.4%         +16.0%           +36.7%          +28.6%           +3.9%
   Net Assets, End of Period (In Millions)                    $499           $616             $485             $90              $5
   Ratio of Expenses to Average Net Assets Without
     Waivers and Absorptions                                  1.1%*          1.1%             1.2%            1.3%            2.0%*
   Ratio of Expenses to Average Net Assets                    1.1%*          1.1%             1.2%            0.6%            1.0%*
   Ratio of Net Investment Income (Loss) to Average
     Net Assets                                              (0.2%)*        (0.5%)           (0.3%)           0.7%            0.6%*
   Portfolio Turnover Rate/(e)/                              21.2%          67.9%            75.4%           46.5%           21.5%

STRONG BLUE CHIP 100 FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                           Period Ended
                                                                     ------------------------------
                                                                     Dec. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                         2000/(b)/       2000/(f)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $20.94          $21.99

Income From Investment Operations:
   Net Investment Loss                                                 (0.00)/(d)/     (0.09)
   Net Realized and Unrealized Losses on Investments                   (3.41)          (0.96)
---------------------------------------------------------------------------------------------------
   Total from Investment Operations                                    (3.41)          (1.05)

Less Distributions:
   From Net Realized Gains                                             (1.00)             --
---------------------------------------------------------------------------------------------------
   Total Distributions                                                 (1.00)             --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $16.53          $20.94
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
   Total Return                                                        -16.4%           -4.8%
   Net Assets, End of Period (In Millions)                                $2              $0/(g)/
   Ratio of Expenses to Average Net Assets                               1.4%*           1.3%*
   Ratio of Net Investment Loss to Average Net Assets                   (0.3%)*         (0.7%)*
   Portfolio Turnover Rate/(e)/                                         21.2%           67.9%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
(c)  For the period from June 30, 1997 (inception) to October 31, 1997.
(d)  Amount calculated is less than $0.01.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from March 1, 2000 (Commencement of Class) to October 31, 2000 (Note 1).
(g)  Amount is less than $500,000.

                                                                              43
                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                              Period Ended
                                           ---------------------------------------------------------------------------------
                                            Dec. 31,       Oct. 31,      Oct. 31,       Oct. 31,      Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/               2000/(b)/         2000          1999           1998          1997        1996/(c)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $28.34          $25.26        $18.73         $16.35        $12.38        $10.00
Income From Investment Operations:
        Net Investment Income (Loss)          (0.00)/(d)/     (0.09)        (0.03)          0.03          0.07          0.04
        Net Realized and Unrealized
          Gains (Losses) on Investments       (2.65)           3.19          6.56           3.07          3.99          2.38
----------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations      (2.65)           3.10          6.53           3.10          4.06          2.42
Less Distributions:
        From Net Investment Income               --              --         (0.00)/(d)/    (0.03)        (0.07)        (0.04)
        From Net Realized Gains               (0.32)          (0.02)           --          (0.62)        (0.02)           --
        In Excess of Realized Gains              --              --            --          (0.07)           --            --
----------------------------------------------------------------------------------------------------------------------------
        Total Distributions                   (0.32)          (0.02)        (0.00)/(d)/    (0.72)        (0.09)        (0.04)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $25.37          $28.34        $25.26         $18.73        $16.35        $12.38
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
        Total Return                          -9.3%          +12.3%        +34.9%         +19.7%        +32.9%        +24.2%
        Net Assets, End of Period
          (In Millions)                      $1,109          $1,228          $861           $399          $227           $18
        Ratio of Expenses to Average Net
          Assets Without Fees Paid
          Indirectly by Advisor               1.1%*            1.1%          1.1%           1.1%          1.2%         1.9%*
        Ratio of Expenses to Average Net
          Assets                              1.1%*            1.1%          1.1%           1.1%          1.2%         1.9%*
        Ratio of Net Investment Income
          (Loss) to Average Net Assets        (0.0%)/(d)/*    (0.4%)        (0.1%)          0.1%          0.5%          0.6%*
        Portfolio Turnover Rate/(e)/          23.3%          122.0%         52.3%         107.5%        237.8%        174.1%

STRONG GROWTH AND INCOME FUND--INSTITUTIONAL CLASS
------------------------------------------------------------------------------
                                                         Period Ended
                                                  ----------------------------
                                                    Dec. 31,          Oct. 31,
Selected Per-Share Data/(a)/                       2000/(b)/         2000/(f)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $28.41          $29.15
Income From Investment Operations:
        Net Investment Income (Loss)                  (0.00)/(d)/      0.01
        Net Realized and Unrealized
          Losses on Investments                       (2.63)          (0.75)
------------------------------------------------------------------------------
        Total from Investment Operations              (2.63)          (0.74)
Less Distributions:
        From Net Realized Gains                       (0.32)             --
------------------------------------------------------------------------------
        Total Distributions                           (0.32)             --
------------------------------------------------------------------------------
Net Asset Value, End of Period                       $25.46          $28.41
==============================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------
        Total Return                                  -9.2%           -2.5%
        Net Assets, End of Period (In Millions)         $31              $1
        Ratio of Expenses to Average Net Assets       0.6%*           0.6%*
        Ratio of Net Investment Income to Average
          Net Assets                                  0.1%*           0.1%*
        Portfolio Turnover Rate/(e)/                  23.3%          122.0%

*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from October to December (Note
    1).
(c) For the period from December 31, 1995 (inception) to October 31, 1996.
(d) Amount calculated is less than $0.01 or 0.1%.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from March 1, 2000 (Commencement of Class) to October 31, 2000 (Note 1).

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG GROWTH AND INCOME FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                            Period Ended
                                                     ---------------------------
                                                       Dec. 31,       Oct. 31,
Selected Per-Share Data(a)                              2000(b)        2000(c)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $28.29         $29.15
Income From Investment Operations:
  Net Investment Loss                                    (0.00)(d)      (0.05)
  Net Realized and Unrealized Losses on Investments      (2.65)         (0.81)
--------------------------------------------------------------------------------
  Total from Investment Operations                       (2.65)         (0.86)
Less Distributions:
  From Net Realized Gains                                (0.32)            --
--------------------------------------------------------------------------------
  Total Distributions                                    (0.32)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $25.32         $28.29
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                            -9.4%          -3.0%
  Net Assets, End of Period (In Millions)                   $5              $0(e)
  Ratio of Expenses to Average Net Assets                  1.3%*          1.3%*
  Ratio of Net Investment Loss to Average Net Assets      (0.2%)*        (0.7%)*
  Portfolio Turnover Rate(f)                              23.3%         122.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) In 2000, the Fund changed its fiscal year-end from October to December (Note 1).
(c) For the period from March 1, 2000 (Commencement of Class) to October 31, 2000 (Note 1).
(d) Amount calculated is less than $0.01.
(e) Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See Notes to Financial Statements.

PAGE>

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Strong Growth and Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong American Utilities Fund, Strong Blue Chip 100 Fund, Strong Growth and Income Fund, Strong Limited Resources Fund (four of the portfolios constituting Strong Conservative Equity Funds, Inc.), Strong Schafer Balanced Fund (one of the portfolios constituting Strong Schafer Funds, Inc.), and Strong Balanced Fund, Inc. (all six collectively referred to herein as "Strong Growth and Income Funds") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Growth and Income Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 30, 2001

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E. Nevins
                                William F. Vogt

                                   Officers

                   Richard S. Strong, Chairman of the Board
             Elizabeth N. Cohernour, Vice President and Secretary
          Cathleen A. Ebacher, Vice President and Assistant Secretary
          Susan A. Hollister, Vice President and Assistant Secretary
                      Dennis A. Wallestad, Vice President
                       Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer

                              Investment Advisor

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   Custodian

                              Firstar Bank, N.A.
                   P.O. Box 701, Milwaukee, Wisconsin 53201

                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            Independent Accountants

                          PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 Legal Counsel

                             Godfrey & Kahn, S.C.
              780 North Water Street, Milwaukee, Wisconsin 53202

          For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT10003-0101


          Strong Investments
          P.O. Box 2936   |   Milwaukee, WI 53201
          www.Strong.com

          To order a free prospectus kit, call
          1-800-368-1030

          To learn more about our funds, discuss an existing account, or conduct a transaction, call
          1-800-368-3863

          If you are a Financial Professional, call
          1-800-368-1683

          Visit our web site at
          www.Strong.com

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